                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                        OHIO NATIONAL VARIABLE ACCOUNT A
                          ONCORE XTRA VARIABLE ANNUITY

      SUPPLEMENT DATED OCTOBER 9, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE MAY 1, 2006 PRODUCT PROSPECTUS FOR THE ONCORE XTRA VARIABLE ANNUITY ISSUED BY THE OHIO NATIONAL LIFE INSURANCE COMPANY. YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

REGARDING THE ALLOCATION OF INITIAL PURCHASE PAYMENTS, THE FOLLOWING PARAGRAPH SUPPLEMENTS THE INFORMATION CONTAINED IN YOUR PROSPECTUS:

You may direct the allocation of your purchase payments to one or more investment options of Ohio National Variable Account A ("VAA") and the Guaranteed Account (if available). However, your initial allocation can be to no more than 10 of the available subaccounts. Following application of your initial purchase payment, your subsequent allocation of contract values may be to no more than 18 of the available subaccounts. VAA is a separate account of The Ohio National Life Insurance Company ("Ohio National Life").

THE FOLLOWING NEW TERMS SHOULD BE ADDED TO THE GLOSSARY:

                                    GLOSSARY

ARDBR -- The annual reset death benefit rider offered with this contract.

GEB -- The guaranteed enhanced benefit rider offered with this contract.

GMDB -- The guaranteed minimum death benefit amount provided for by the GMDBR80 Plus, GMDBR85 Plus or the ARDBR offered with this contract. The GMDBR80 Plus, GMDBR85 Plus and ARDBR are the GMDB riders.

GMIB -- The guaranteed minimum income benefit rider offered with this contract. The GMIB, GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset are the GMIB riders.

GPA -- The guaranteed principal access rider offered with this contract.

GPP -- The guaranteed principal protection rider offered with this contract.

BECAUSE NEW RIDERS HAVE BEEN ADDED THE FOLLOWING FEE TABLE SHOULD REPLACE THE FEE TABLE CONTAINED IN THE PROSPECTUS:

OPTIONAL SEPARATE ACCOUNT EXPENSES

If you choose the annual stepped-up death benefit, the GMDBR80 Plus, the GMDBR85 Plus, or the ARDBR riders as described under "Death Benefit," those annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-Up death benefit                                0.25%
  (currently the charge is 0.10%)
GMDBR80 Plus                                                   0.30%
  (currently the charge is 0.25%)
GMDBR85 Plus                                                   0.45%
ARDBR                                                          1.20%
  (currently the charge is 0.60%)

T-4991 10/06

If you choose the GEB rider, as described under "Death Benefit," the annual charge is the following percentage of your contract value on the contract anniversary:

GEB at issue ages through 70                                   0.15%
GEB at issue ages 71 through 75                                0.30%
GEB "Plus" at issue ages through 70                            0.30%
GEB "Plus" at issue ages 71 through 75                         0.60%

If you choose the GMIB, the GMIB Plus, the GMIB Plus with Five Year Reset or the GMIB Plus with Annual Reset riders, the annual charge is the following percentage of your guaranteed income base as described under "Optional Guaranteed Minimum Income Benefit ("GMIB")":

Percent of GMIB guaranteed income base                         0.45%
Percent of GMIB Plus guaranteed income base                    0.55%
Percent of GMIB Plus with Five Year Reset guaranteed income
  base                                                         1.10%
  (currently the charge is 0.55%)
Percent of GMIB Plus with Annual Reset guaranteed income
  base                                                         1.40%
  (currently the charge is 0.70%)

If you choose the GPA, the annual charge is the following percentage of your eligible contract value plus later purchase payments as described under "Optional Guaranteed Principal Access ("GPA") Rider:

For the 7% guaranteed annual withdrawal                        0.40%
For the 8% guaranteed annual withdrawal                        0.50%

If you choose the GPP, the annual charge is the following percentage of your average annual guaranteed principal amount as described under "Optional Guaranteed Principal Protection ("GPP")":

Percent of average annual guaranteed principal amount          0.20

Note that certain riders are mutually exclusive. The following shows which riders you may not have at the same time:

----------------------------------------------------------------------------
     IF YOU HAVE THIS RIDER...             YOU CANNOT HAVE THIS RIDER...
----------------------------------------------------------------------------
  GPP                                   GPA
----------------------------------------------------------------------------
  GPA                                   GPP
                                        or
                                        any of the GMIB riders
----------------------------------------------------------------------------
  One of the GMIB riders                Any other GMIB rider
                                        or
                                        GPA
----------------------------------------------------------------------------
  One of the GMDB riders                Any other GMDB rider
----------------------------------------------------------------------------
  Annual stepped-up death benefit       ARDBR
----------------------------------------------------------------------------

Further, if you have the ARDBR, you must have the GMIB Plus with Annual Reset.

Therefore, the optional benefits included in "Total Separate Account Annual Expenses with all optional benefits added at their maximum cost" are ARDBR, GEB "Plus" at issue ages 71 through 75, GMIB Plus with Annual Reset and GPP.

Total Separate Account Annual Expenses                                         1.40%
Total Optional Separate Account Expenses based on contract
  value (including the GEB Plus at issue ages 71 to 75, GMIB
  Plus with Annual Reset and GPP)                                              2.20%
Total Optional Separate Account Expenses based on death
  benefit amount (ARDBR)                                                       1.20%
                                                                               ----
Total Separate Account Annual Expenses with all optional benefits added at
  their maximum cost                                                           4.80%

In the event the contract value and death benefit amounts are not the same, the maximum charges would be 2.25% of the contract value plus 1.20% of the death benefit amount.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES INCURRED BY THE FUNDS DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                                            MINIMUM    MAXIMUM
                                                                                            WITHOUT    WITHOUT
                                                                                            WAIVERS    WAIVERS
                                                                                            -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets, including
  management fees, distribution (12b-1) fees and other Fund operating expenses)             0.37%      7.39%*

* The Maximum Total Annual Fund Operating Expenses were for a portfolio that had an inception date of November 1, 2005. Therefore, the portfolio's normal annual expenses were assessed against low asset levels in the new portfolio resulting in an unusually high percentage of operating expense.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES FOR THE MOST EXPENSIVE AVAILABLE FUND. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF PREMIUM TAXES, TYPICALLY CHARGED UPON ANNUITIZATION, SURRENDER, OR WHEN ASSESSED. IF THE PREMIUM TAXES WERE REFLECTED, THE CHARGES WOULD BE HIGHER. AS INDICATED ABOVE, CERTAIN OPTIONAL EXPENSES ARE CALCULATED ON DEATH BENEFIT AMOUNTS INSTEAD OF CONTRACT VALUE. UNDER SOME CIRCUMSTANCES, THESE CHARGES CALCULATED ON DEATH BENEFIT AMOUNTS COULD BE HIGHER WHEN ASSESSED AS A PERCENTAGE OF THE CONTRACT VALUE. FOR PURPOSES OF THESE EXAMPLES, THE DEATH BENEFIT AMOUNT AND THE CONTRACT VALUE ARE ASSUMED TO BE EQUAL.

THE EXAMPLE ASSUMES YOU INVEST $10,000 IN THE CONTRACT FOR THE PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF THE MOST EXPENSIVE AVAILABLE FUND ASSUMING NO WAIVERS. THE EXAMPLE ASSUMES YOU HAVE SELECTED ALL THE AVAILABLE OPTIONAL BENEFITS BASED ON THEIR MUTUAL EXCLUSIVITY AND THE COSTS FOR THOSE BENEFITS ARE BASED ON CONTRACT VALUES OR DEATH BENEFIT AMOUNTS FOR A CONTRACT EXPERIENCING THE ASSUMED ANNUAL INVESTMENT RETURN OF 5%. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$2,094   $4,254    $6,147    $10,010

(2) IF YOU ANNUITIZE AT THE END OF THE APPLICABLE PERIOD, OR IF YOU DO NOT SURRENDER YOUR CONTRACT:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,279   $3,607    $5,677    $10,010

THE FOLLOWING PARAGRAPH SHOULD REPLACE THE PARAGRAPH UNDER THE SAME HEADING IN THE PROSPECTUS:

OHIO NATIONAL VARIABLE ACCOUNT A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. However, your initial allocation can be to no more than 10 of the available subaccounts. Following application of your initial purchase payment, your subsequent allocation of contract values may be to no more than 18 of the available subaccounts.

THE FOLLOWING LIST OF CHARGES SHOULD REPLACE THOSE CONTAINED IN THE PROSPECTUS:

CHARGES FOR OPTIONAL BENEFITS

There is an additional annual charge if you choose an optional benefit. The additional charge is made on each contract anniversary. Not all optional benefits are available in all states. We may discontinue any of the optional benefits on new contracts at any time.

If you choose the annual stepped-up death benefit, the GMDBR80 Plus, the GMDBR85 Plus or the ARDBR as described under "Death Benefit," those annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-Up Death Benefit                                0.25%
  (currently the charge is 0.10%)
GMDBR80 Plus                                                   0.30%
  (currently the charge is 0.25%)
GMDBR85 Plus                                                   0.45%
ARDBR                                                          1.20%
  (currently the charge is 0.60%)

If you choose the GEB, as described under "Death Benefit," the annual charge is the following percentage of your contract value on the contract anniversary:

GEB at issue ages through 70                                   0.15%
GEB at issue ages 71 through 75                                0.30%
GEB "Plus" at issue ages through 70                            0.30%
GEB "Plus" at issue ages 71 through 75                         0.60%

If you choose the GMIB, the GMIB Plus, the GMIB Plus with Five Year Reset or the GMIB Plus with Annual Reset riders the annual charge is the following percentage of your guaranteed income base as described under "Optional Guaranteed Minimum Income Benefit ("GMIB")":

Percent of GMIB guaranteed income base                         0.45%
Percent of GMIB Plus guaranteed income base                    0.55%
Percent of GMIB Plus with Five Year Reset guaranteed income
  base                                                         1.10%
  (currently the charge is 0.55%)
Percent of GMIB Plus with Annual Reset guaranteed income
  base                                                         1.40%
  (currently the charge is 0.70%)

If you choose the GPA, the annual charge is the following percentage of your eligible contract value plus later purchase payments as described under "Optional Guaranteed Principal Access ("GPA") Rider:

For the 7% guaranteed annual withdrawal                        0.40%
For the 8% guaranteed annual withdrawal                        0.50%

If you choose the GPP, the annual charge is the following percentage of your average annual guaranteed principal amount as described under "Optional Guaranteed Principal Protection ("GPP")":

Percent of average annual guaranteed principal amount          0.20%

THE FOLLOWING PARAGRAPH SHOULD REPLACE THE PARAGRAPH UNDER THE SAME HEADING IN THE PROSPECTUS:

ALLOCATION OF PURCHASE PAYMENTS

You may allocate your contract values among up to 18 investment options including the variable subaccounts of VAA and the Guaranteed Account (if available). However, your initial allocation can be to no more than 10 of the available subaccounts. Following application of your initial purchase payment, your subsequent allocation of contract values may be to no more than 18 of the available subaccounts.

THE FOLLOWING PARAGRAPH SHOULD REPLACE THE PARAGRAPH UNDER THE SAME HEADING IN THE PROSPECTUS:

OPTIONAL ASSET ALLOCATION MODELS

If your contract includes the optional Guaranteed Principal Protection (GPP) or Guaranteed Principal Access (GPA) rider, your variable account values must be in one of the models. The GPP or GPA rider will be cancelled if you are no longer using any model.

THE SECTION REGARDING THE OPTIONAL GUARANTEED PRINCIPAL ACCESS ("GPA") RIDER SHOULD REPLACE THE SECTION UNDER THE SAME HEADING IN THE PROSPECTUS:

OPTIONAL GUARANTEED PRINCIPAL ACCESS ("GPA")

We may offer a Guaranteed Principal Access ("GPA") rider in those states where permitted. With certain restrictions, this rider guarantees:

i. you will be able to withdraw a portion (up to 7% or 8%, depending on the rider you choose) of your contract's guaranteed principal amount for a term of ten years, regardless of the then current cash value of your contract, and

ii. we will add into the contract the excess, if any, of the guaranteed principal amount, adjusted for withdrawals, over the eligible contract value, if the eligible contract value is positive at the end of the ten year term. The eligible contract value is the contract value attributable to the beginning principal amount; and

iii. we will allow you to take periodic withdrawals from your contract as described below in a total amount equal to the excess of the guaranteed principal amount, adjusted for withdrawals, over the eligible contract value, if the eligible contract value is reduced to zero during the ten year term.

This rider is beneficial to those contract owners who anticipate taking withdrawals over a limited time and who are concerned about possible decreases in contract values affecting the amount available for their withdrawal. This rider differs from the Guaranteed Principal Protection ("GPP") rider because the GPP rider does not contemplate, nor guarantee withdrawals. If you do not anticipate withdrawing money from your rider in the next ten years, you may wish to purchase the GPP rider which guarantees your principal at the end of the ten years and costs less than the GPA rider. Because GPA involves withdrawals, the amount you may annuitize under your contract may be less than you would otherwise have if you had not elected withdrawals.

If you select this rider, at the end of the ten-year rider period, we will credit your contract with the difference between the remaining unused guaranteed principal amount and the remaining eligible contract value. If at the end of the rider term the variable contract value relating to the guaranteed principal amount exceeds the unused guaranteed principal amount, there will be no additional amounts added to your rider.

You may apply for the GPA rider at the time you apply for the contract. We may, at our sole option, also offer the GPA rider to existing contracts, in which case it may be added on a contract anniversary so long as the annuitant is under age 81 at the time the rider is issued. In addition, the GPA rider is not available in conjunction with the GPP rider or any of the Guaranteed Minimum Income Benefit ("GMIB") riders we may offer. If you select the GPA rider, the variable portion of your contract values must be allocated to and, for the duration of the rider, remain in one of the Asset Allocation Models and you must abide by all the rules associated with the Asset Allocation Models (see "Optional Asset Allocation Models"). You may also have a portion of your contract values in a fixed accumulation account or a dollar-cost averaging account that transfers to a model, that we may offer while this rider is in force.

The annual charge for the rider is deducted on each contract anniversary and is ..40% of your average annual contract value for the 7% GPA rider and .50% of your eligible average annual contract value for the 8% GPA rider.

The annual amount you may withdraw is a percentage (7% or 8%) of the beginning guaranteed principal amount. The beginning guaranteed principal amount is defined as your initial purchase payment, plus any additional purchase payments received within the first six months after the contract is issued. If the rider is added after issue, the beginning guaranteed principal amount is the then-current contract value.

It is not necessary that you withdraw from the guaranteed amount from your contract each year. However, the amount available for withdrawal is not cumulative from year to year. For example, if you only withdraw 5% of an eligible 7%, the amount available the next year is still 7%. The amount you elect not to withdraw in a year remains guaranteed and will be included in the amount to be added to the contract, if any, at the end of the ten year withdrawal period.

You may also withdraw more than the annual guaranteed withdrawal amount in a given year. However, the excess withdrawal amount will function to reduce the amount guaranteed for withdrawal in later years of the rider. The amount eligible for withdrawal during the remainder of the rider period following an excess withdrawal is the lesser of the contract value immediately following the excess withdrawal or the guaranteed principal amount less the amount withdrawn. The amount you may withdraw on a guaranteed basis will be less than the amount you were able to withdraw and on the next contract anniversary, you will begin a new 10-year term and your guaranteed annual withdrawal amount will be recalculated. As a result, if you take an excess withdrawal when your total contract value is less than your beginning guaranteed principal amount, you will forfeit a portion of the prior beginning guaranteed principal amount. In addition, if you take an excess withdrawal and as a result your contract value related to the beginning guaranteed principal amount is zero, you will have no benefit under the GPA rider. Also, an excess withdrawal may impact the amount you will receive under a scheduled payment or withdrawal plan because the guaranteed withdrawal amount eligible for withdrawal in future years is decreased.

If you terminate the rider, either by notifying us before the next contract anniversary date or by moving contract values out of the optional Asset Allocation Models, we reserve the right to assess a pro rata charge for the part of the year the rider is in effect.

After the rider has been in effect for at least 5 years, we offer you the opportunity to reset the GPA rider. You may reset the rider on a subsequent contract anniversary so long as the annuitant has not reached age 81. Upon resetting the rider, you will be eligible to annually withdraw 7% or 8% of the then-current total contract value each of the next 10 years. The charge for a rider upon reset may be higher than the initial charge for the rider. You may reset the rider more than once, but you must wait 5 years between resets.

If, during the course of the rider, your eligible contract value decreases to zero and you are still eligible for guaranteed withdrawals, we will pay the remaining guaranteed principal amount in a series of preauthorized withdrawals, for which we may limit the amount or frequency. In other words, the remaining guaranteed principal amounts are paid to you through a single premium immediate fixed annuity. You may elect any payout option you wish, except that the annual payouts may not exceed the guaranteed principal withdrawal amount you would have otherwise been entitled to receive. As such, your annual payments will continue beyond the end of the ten year term until your remaining guaranteed principal amount is paid out in full. We will not pay interest on the amounts to be paid to you under these circumstances. Additionally, if your entire contract value decreases to zero, we will not accept any additional purchase payments under the contract and the contract will cease to provide any death benefit.

The rider will continue only upon the death of the owner and the transfer of the contract through the spousal continuation provision of your contract. Upon a spousal transfer, the new owner has all the rights of the original owner, including the right to reset the rider and renew the rider at the end of the 10-year term. Unless there is a spousal continuation, this rider terminates upon the death of the owner.

THE SECTION REGARDING THE DEATH BENEFIT SHOULD REPLACE THE SECTION UNDER THE SAME HEADING IN THE PROSPECTUS:

DEATH BENEFIT

If the annuitant dies before annuity payments begin, the contract pays a death benefit to a designated beneficiary. We may require that any designated beneficiary have an insurable interest in the life of the annuitant. The amount of the death benefit will be determined at the date we receive proof of the annuitant's death and satisfactory instructions from the beneficiary for disposition of the contract. If there are multiple beneficiaries, and the owner has not selected a settlement option, all of the beneficiaries must agree on a settlement option or the payout value will be paid to all of them proportionally. It will be paid to the beneficiary in a single sum unless you elect settlement under one or more of the settlement options. In lieu of the death benefit, the beneficiary may surrender the contract, without incurring a surrender charge, anytime within 60 days after the annuitant's death. If the total contract value as of the date of death is less than the death benefit, we will add an amount equal to that difference to the Money Market portfolio.

This death benefit will be the greatest of:

- the total contract value; or

- net purchase payments; or

- the stepped-up death benefit amount if the contract has been in effect for at least 3 years (or 1 year if you chose the annual stepped-up death benefit); or

- the guaranteed minimum death benefit ("GMDB"), amount; or

- the optional enhanced death benefit ("GEB" or "GEB Plus"), plus the greatest of the other options you choose, if you chose that option.

"Net purchase payments" means your total purchase payments less an amount for any applicable premium tax or similar state or local tax. "Pro rata withdrawals" mean an adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the total contract value that resulted from the withdrawal.

In those states where permitted, you may choose an optional annual stepped-up death benefit at the time the contract is issued. With that option, the death benefit on the first contract anniversary will be the greater of (a) the contract value then or (b) net purchase payments less pro-rata withdrawals made on or before that date. On each contract anniversary after that (until the annuitant attains age 86), the death benefit will be reset to the greater of (a) the contract value on that anniversary date or (b) the death benefit as of the last preceding anniversary. The stepped-up death benefit amount is increased by purchase payments and decreased by pro-rata withdrawals made during the period between contract anniversaries. There is an additional annual charge (presently at an annual rate of 0.10% of the optional death benefit amount, which rate may be increased to no more than 0.25% on contracts issued in the future) for this optional benefit. Any increase in this charge will not apply to contracts issued before the increase occurs.

In those states where permitted, you may choose the GMDBR80 Plus or GMDBR85 Plus at the time the contract is issued. We may, at our sole option, allow you to add these riders upon a subsequent contract anniversary. With this option, the death benefit is the greater of (a) the contract value on the date of death or (b) the GMDB amount. The GMDB amount is (i) total net purchase payments made when you purchase the contract and within the first three months after the contract is issued minus any amounts you have withdrawn from the contract plus (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for

GMDBR85 Plus), at an effective annual rate of 6%, but values in the Money Market portfolio or the Guaranteed Account which are not in one of the asset allocation models will earn the rate being credited to the Money Market portfolio or the Guaranteed Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. This total death benefit amount shall not exceed two times (i). Any withdrawals in a contract year equal to or less than 6% of the GMDB amount as of the beginning of that year will reduce the GMDB amount by the amount of such withdrawals. There is no maximum benefit amount for the GMDBR85 Plus. Any withdrawals in a contract year in excess of 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount will be reduced by the same percentage that the contract value was reduced because of the withdrawal. There is an additional annual charge for this option of 0.25% of the GMDBR80 Plus amount (which rate may be increased to no more than 0.30% on contracts issued in the future), or 0.45% for the GMDBR85 Plus amount.

The only differences between the GMDBR80 Plus and GMDBR85 Plus are that the GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.45% instead of 0.25% and there is no maximum benefit for the GMDBR85 Plus.

In those states where permitted, you may choose the ARDBR rider at the time the contract is issued. We may, at our sole option, allow you to add this rider upon a subsequent contract anniversary. This rider is available only when purchased in conjunction with the GMIB Plus with Annual Reset described later in this prospectus. You cannot purchase the ARDBR after the annuitant is age 75. With this optional rider, the death benefit is the greater of (a) the contract value on the date of death, or (b) the GMDB amount.

The GMDB amount with this rider is the greater of the (i) Earnings Base or (ii) the Step-up Base. The Earnings Base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued adjusted by withdrawals plus an increase for each valuation period, until the annuitant reaches age 85, at an annual effective rate of 6%. However, contract values allocated in the Money Market portfolio or the Guaranteed Account which are not in one of the asset allocation models will earn the rate of return being earned in those accounts. The Earnings Base is decreased by withdrawals. Any withdrawals during a contract year less than or equal to 6% of the Earnings Base as of the beginning of the contract year will reduce the Earnings Base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of 6% of the Earnings Base at the beginning of the contract year will reduce the Earnings Base pro rata. Under a pro rata reduction, the Earnings Base will decrease by the same percentage reduction of the contract value that resulted from the withdrawal.

At contract issue, the Step-Up base equals net purchase payments less pro rata withdrawals. Each contract anniversary, the Step-up Base will increase, until the anniversary following the annuitant's 85th birthday, to the contract value if greater than the prior Step-up Base. The Step-up Base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the Step-up Base on a pro rata basis.

On any contract anniversary, you may elect to reset the ARDBR by resetting the GMIB Plus with Annual Reset. On reset, the ARDBR Earnings Base and the GMIB Plus with Annual Reset's Guaranteed Earnings Base will both equal the then-current contract value. Therefore, if you reset to a higher base, your death benefit under the ARDBR and income benefit under the GMIB Plus with Annual Reset will increase. If you reset the ARDBR, the charge for the ARDBR will be equal to the then-current charge for the ARDBR. However, we guarantee that that annual charge will not be in excess of 1.20% of your death benefit amount.

In those states where permitted, you may choose GEB at the time the contract is issued. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant's death:

- 25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) the total contract value on the date of death minus net purchase payments less pro rata withdrawals; or

- 40% of the lesser of (a) two and a half times net purchase payments less pro rata withdrawals, or (b) the total contract value on the date of death minus net purchase payments less pro rata withdrawals. This is the GEB "Plus."

For the regular GEB option, there is an additional annual charge of 0.15% of the contract value (or 0.30% if you are age 71 to 75 when your contract is issued). If you choose the GEB "Plus," the charge is 0.30% of the contract value (or 0.60% for issue ages 71 to 75). After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options. If you choose GEB, you cannot later discontinue it.

The beneficiary for any death proceeds may choose to wait up to 5 years to surrender the contract for the then current contract value. If the beneficiary is the deceased annuitant's spouse, he or she may continue the contract as the new owner and annuitant, and the 5-year limit will not apply.

THE FOLLOWING PARAGRAPH SHOULD REPLACE THE PARAGRAPH UNDER THE SAME HEADING IN THE PROSPECTUS:

TRANSFERS DURING ANNUITY PAYOUT

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. You may change the underlying Funds by contacting us in writing at our Home Office. Upon receipt of your request, we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. If an annuity payment is already in process at the time we receive your request to change the Fund allocations, the change will not be reflected in your next annuity payment. It will be reflected in the payment received thereafter.

THE SECTION REGARDING THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER SHOULD REPLACE THE SECTION UNDER THE SAME HEADING IN THE PROSPECTUS:

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDERS

This section describes the various optional Guaranteed Minimum Income Benefit ("GMIB") riders that we currently offer or have been offered in the past. Not all of the riders may be available in all states and not all riders may be currently available for issue.

You may add a GMIB rider to your contract at the time the contract is issued. We may, at our sole option, also offer the GMIB riders to existing contracts, in which case they may be added on a contract anniversary. All of the GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

The amount of these payments for the GMIB rider is determined by applying the "guaranteed income base" to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your "guaranteed earnings income base," which is your total purchase payments, from the time the GMIB rider is issued until the GMIB payments begin or you reach age 85, accumulated at an annual rate of 6% or (b) your "step-up base," which is your highest total contract value as of any contract anniversary before the annuitant attains age 80. The guaranteed income base is reduced proportionately for any withdrawals. If the annuitant is age 76 to 80 when

GMIB is purchased, the guaranteed annual rate is 4% instead of 6%. You may not purchase GMIB after the annuitant is age 80.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

If you choose GMIB, there is an annual charge, at the end of each contract year, of 0.45% of the guaranteed income base as of each contract anniversary. The charge for GMIB ends when you begin to receive annuity or GMIB payments, or the rider has expired at the later of your age 85 or 10 years after you purchased the rider. If you choose GMIB, you cannot later discontinue it. The annual charge for GMIB will continue even if the underlying Funds' investment performance surpasses the GMIB guarantees.

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider's 10th anniversary or within 30 days after any later anniversary before the annuitant is age 85. If the annuitant is age 76 to 80 when you purchase GMIB, your GMIB payments must begin on the rider's 10th anniversary.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a contract value or guarantee performance of any investment option. The level of lifetime income guaranteed by GMIB may be less than the income that our current annuity factors would provide because, (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our currently-offered annuities.

In those states where permitted, we may also offer a GMIB "Plus" rider. You may not have both GMIB and GMIB Plus on the same contract, and we may limit the availability of one or the other of the riders in any state. GMIB Plus is identical to GMIB except for these three differences:

     (1) For GMIB Plus, any withdrawals you make during a contract year equal to or less than the amount that the guaranteed earnings base has increased during that year will reduce the guaranteed earnings base dollar for dollar,

     (2) The step-up income base is your highest total contract value as of any anniversary before the annuitant attains age 85, rather than 80,

     (3) The annual charge for GMIB Plus is 0.55% of the guaranteed income base.

In those states where permitted, we may also offer a GMIB Plus with Five Year Reset rider. You may only have one of the GMIB, GMIB Plus or GMIB Plus with Five Year Reset riders on the same contract, and we may limit the availability of the riders in any state. You may not purchase the GMIB Plus with Five Year Reset after the annuitant is age 79. The GMIB Plus with Five Year Reset rider is identical to GMIB Plus except:

     (1) For the GMIB Plus with Five Year Reset you may reset the Guaranteed Earnings Base on the fifth contract anniversary and the maximum annual charge is 1.10% of the Guaranteed Income Base. We are currently only charging 0.55% for the GMIB Plus with Five Year Reset rider.

     (2) There is a "no lapse" provision allowing annuitization if your contract value is reduced to zero before the ten year annuitization waiting period, and

With the no-lapse provision listed above, if prior to the time you are eligible to annuitize using your Guaranteed Income Base, your contract value becomes zero, you can, at your option, annuitize your contract using your then-Guaranteed Income Base at the annuitization rates provided under the GMIB rider for your then-age. However, if during the ten year rider period you withdraw more than amounts eligible for dollar-for-dollar treatment to the guaranteed earnings base, you will permanently forfeit this protection. That is to say, if during any one contract year you withdraw more than 6% of the Guaranteed Earnings Base (4% if the rider was issued after age 75) the "no lapse" protection is not available from the point of that "excess" withdrawal forward.

In those states where permitted, we may also offer a GMIB Plus with Annual Reset rider. You may only have one of the GMIB, GMIB Plus, GMIB Plus with Five Year Reset or GMIB Plus with Annual Reset riders on the same contract, and we may limit the availability of the riders in any state. You may not purchase GMIB Plus with Annual Reset after the annuitant is age 74. GMIB Plus with Annual Reset rider is identical to GMIB Plus with Five Year Reset rider except that you may reset the Guaranteed Earnings Base on each contract anniversary and the maximum annual charge is 1.40% of the Guaranteed Income Base. We are currently only charging 0.70% for the GMIB Plus with Annual Reset rider.

The effect of GMIB riders is to allow you to withdraw an amount equal to the amount by which your guaranteed earnings base has grown without reducing the guaranteed earnings base below its amount as of the beginning of the current contract year. The GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset allow those contract owners to access cash values for income immediately, provided no more than 6% (or 4% depending on age at the time the rider is issued) is withdrawn yearly, while leaving the guaranteed earnings base at or above the level it began the contract year at. You could for instance take withdrawals of 6% (4% for issue ages 76 or greater) of the contract year's beginning guaranteed earnings base year after year and the guaranteed earnings base would then remain at its original level if you make no other purchase payments or withdrawals. In contrast, the GMIB's pro rata deduction against the guaranteed earnings base could adversely impact the contract owners taking income in that the guaranteed amount could be reduced more aggressively than with the GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset riders. In any event, the step-up base is adjusted pro rata for any withdrawals.

Subject to certain limitations, the GMIB Plus, the GMIB Plus with Five Year Reset and the GMIB Plus with Annual Reset riders provide you the option of resetting the Guaranteed Earnings Base to the then-current contract value. The GMIB Plus with Five Year Reset rider allows you to reset every 5th contract anniversary with the last reset available on the later age 75 or the fifth anniversary of the rider. The GMIB Plus with Annual Reset rider allows you to reset each and every policy anniversary up to the later of age 75 or with a minimum opportunity of 5 annual resets. If the contract value at the time of reset is higher than the Guaranteed Earnings Base, you may make larger withdrawals on a dollar for dollar basis from the new Guaranteed Earnings Base. At every eligible reset anniversary, you can reset the Guaranteed Earnings Base by notifying the Company within 30 days prior the contract anniversary date in writing or other method the Company agrees to. If you elect to reset the Guaranteed Earnings Base a new ten year annuitization waiting period will begin and you will be required to enter a new rider charge period. That is, you will not be eligible to annuitize using the Guaranteed Income Base for the ten year period following the reset. Upon reset, we will charge the then-current charge for the rider, as determined by us, even if we are not issuing the rider on new contracts. The resulting charge following a reset may be higher or lower than the charge under your existing rider.

In any event, resetting may not be elected after the annuitant's 79th birthday. Because of this, and because the rider charge is assessed over the ten year term of the rider, contract owners close to age 75 should consider whether the annual reset option is of benefit to them.

Resetting the GMIB riders will also reset the rider charge to the current fee we are charging for the respective rider, at the time you reset. The fees after reset cannot exceed 1.10% for the GMIB Plus with Five Year Reset and 1.40% for the GMIB Plus with Annual Reset rider, regardless.

When the optional death benefit ARDBR has also been purchased, resetting the GMIB Plus with Annual Reset also resets the guaranteed roll-up death benefit amount. Resetting the GMIB Plus with Annual Reset is the only way in which the ARDBR can be reset.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider's 10th anniversary. See "Federal Tax Status" and "Appendix A -- IRA Disclosure Statement." You could be subject to tax penalties if you do not begin receiving GMIB payments until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB riders are appropriate for you.

THE FOLLOWING PARAGRAPH SHOULD REPLACE THE PARAGRAPH UNDER THE SAME HEADING IN THE PROSPECTUS:

                           OTHER CONTRACT PROVISIONS

ASSIGNMENT

We may require that any designated beneficiary have an insurable interest in the life of the annuitant.

                                   PROSPECTUS

                           FLEXIBLE PURCHASE PAYMENT
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                  ONCORE XTRA
                        OHIO NATIONAL VARIABLE ACCOUNT A
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 667-3078

This prospectus offers a variable annuity contract allowing you to accumulate values and paying you benefits on a variable and/or fixed basis. This prospectus provides additional details regarding your variable annuity contract. However, the terms and conditions of your contract, and any riders, supplements or endorsements prevail over what may be described in this prospectus.

Variable annuities provide contract values and lifetime annuity payments that vary with the investment results of the mutual funds listed later in this prospectus ("Funds") that you choose. You cannot be sure that the contract value or annuity payments will equal or exceed your purchase payments.

The variable annuity contracts are designed for:

- annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code,

- other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code,

- individual retirement annuities qualifying for tax-deferred treatment under
  Section 408 or 408A of the Code,

- state and municipal deferred compensation plans and

- non-tax-qualified retirement plans.

Many of the listed qualified retirement plans already benefit from tax-deferral. Therefore, your decision to fund any of the above-listed qualified retirement plans with a deferred annuity should include an assessment of the other benefits available under this annuity contract.

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans). We may limit your total purchase payments to $1,500,000. For each payment you make, we will credit an extra 4% of that amount to your contract value. The total expenses for this contract may be higher than the expenses for a similar contract not paying an extra credit. Over time, the value of the extra credit could be more than offset by the higher charges.

You may direct the allocation of your purchase payments to one or more (but we may limit you to not more than 18) investment options of Ohio National Variable Account A ("VAA") and the Guaranteed Account (if available). VAA is a separate account of The Ohio National Life Insurance Company ("Ohio National Life"). The assets of VAA are invested in shares of the Funds. The Funds are portfolios of Ohio National Fund, Inc., Dow Target Variable Fund LLC, Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, J.P. Morgan Series Trust II, Lazard Retirement Series, Inc., Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds, Inc.), MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Royce Capital Fund, UBS Series Trust, and Van Kampen Universal Institutional Funds. See page 2 for the list of available Funds. See also the accompanying prospectuses of the Funds. The Fund prospectuses might also contain information about funds that are not available for these contracts.

You may withdraw all or part of the contract's value before annuity payments begin. You might incur federal income tax penalties for these early withdrawals. We may charge you a surrender charge up to 9% of the amount withdrawn. You may withdraw up to 10% of the contract value each year without this charge. Your exercise of contract rights may be subject to the terms of your qualified employee trust or annuity plan. This prospectus contains no information concerning your trust or plan.

You may revoke the contract, without penalty, within 10 days of receiving it (or a longer period if required by state law).

KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT SETS FORTH THE INFORMATION ABOUT VAA AND THE VARIABLE ANNUITY CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT VAA HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006. WE HAVE INCORPORATED THE STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE. IT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING US AT THE ABOVE ADDRESS. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS ON THE BACK PAGE OF THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.

FORM 8598                         MAY 1, 2006

                               TABLE OF CONTENTS

Available Funds...............................      2
Glossary......................................      4
Fee Table.....................................      4
Financial Statements..........................      6
Accumulation Unit Values......................      6
  Ohio National Life..........................      7
  Ohio National Variable Account A............      8
  The Funds...................................      8
  Mixed and Shared Funding....................      9
  Voting Rights...............................      9
Distribution of Variable Annuity Contracts....      9
Deductions and Expenses.......................     10
  Surrender Charge............................     10
  Annual Contract Fee.........................     10
  Deduction for Account Expense Fee...........     10
  Deduction for Mortality and Expense Risk
    Fee.......................................     10
  Charges for Optional Benefits...............     11
  Transfer Fee................................     11
  Deduction for State Premium Tax.............     11
  Fund Expenses...............................     12
Description of Variable Annuity Contracts.....     12
  10-Day Free Look............................     12
Accumulation Period...........................     12
  Purchase Payments...........................     12
  Extra Credit................................     12
  Accumulation Units..........................     13
  Crediting Accumulation Units................     13
  Allocation of Purchase Payments.............     13
  Optional Asset Allocation Models............     14
  Accumulation Unit Value and Accumulation
    Value.....................................     15
  Net Investment Factor.......................     15
  Surrender and Withdrawal....................     15
  Transfers among Subaccounts.................     16
  Effective Time for Purchase, Transfer or
    Redemption Orders.........................     17
  Electronic Access...........................     17
  Scheduled Transfers (Dollar Cost
    Averaging)................................     18
  Portfolio Rebalancing.......................     18
  Optional Guaranteed Principal Access
    ("GPA")...................................     19
  Optional Guaranteed Principal Protection
    ("GPP")...................................     20
  Nursing Facility Confinement................     21
  Optional Death Benefit......................     21
  Guaranteed Account..........................     23
  Ohio National Life Employee Discount........     24
Annuity Period................................     24
  Annuity Payout Date.........................     24
  Annuity Options.............................     24
  Determination of Amount of the First
    Variable Annuity Payment..................     25
  Annuity Units and Variable Payments.........     25
  Transfers During Annuity Payout.............     26
  Optional Guaranteed Minimum Income Benefit
    ("GMIB")..................................     26
Other Contract Provisions.....................     27
  Assignment..................................     27
  Reports and Confirmations...................     27
  Substitution for Fund Shares................     27
  Contract Owner Inquiries....................     28
  Performance Data............................     28
Federal Tax Status............................     28
  Tax-Deferred Annuities......................     29
  Qualified Pension or Profit-Sharing Plans...     30
  Withholding on Annuity Payments.............     30
  Individual Retirement Annuities (IRAs)......     30
IRA Disclosure Statement......................     31
  Free Look Period............................     31
  Eligibility Requirements....................     31
  Contributions and Deductions................     31
  IRA for Non-working Spouse..................     32
  Rollover Contribution.......................     32
  Premature Distributions.....................     33
  Distribution at Retirement..................     33
  Inadequate Distributions -- 50% Tax.........     33
  Death Benefits..............................     33
  Roth IRAs...................................     34
  Savings Incentive Match Plan for Employees
    (SIMPLE)..................................     34
  Reporting to the IRS........................     34
Illustration of IRA Fixed Accumulations.......     35
Statement of Additional Information
  Contents....................................     47

                                AVAILABLE FUNDS

The investment adviser for Ohio National Fund, Inc. and Dow Target Variable Fund LLC is their affiliate, Ohio National Investments, Inc. Subadvisers for certain portfolios are shown below in parentheses.

OHIO NATIONAL FUND, INC.                                  INVESTMENT ADVISER (SUBADVISER)
Money Market Portfolio                                    Ohio National Investments, Inc.
Equity Portfolio                                          (Legg Mason Capital Management, Inc.)
Bond Portfolio                                            Ohio National Investments, Inc.
Omni Portfolio (an asset allocation fund)                 (Suffolk Capital Management, LLC)
S&P 500 Index(R) Portfolio                                Ohio National Investments, Inc.
International Portfolio                                   (Federated Global Investment Management Corp.)
International Small Company Portfolio                     (Federated Global Investment Management Corp.)
Capital Appreciation Portfolio                            (Jennison Associates LLC)
Millennium (formerly called Discovery) Portfolio          (Neuberger Berman Management Inc.)
Aggressive Growth Portfolio                               (Janus Capital Management LLC)
Mid Cap Opportunity (formerly Growth & Income) Portfolio  (RS Investment Management Co., L.P.)
Capital Growth Portfolio                                  (Eagle Asset Management, Inc.)
High Income Bond Portfolio                                (Federated Investment Management Company)
Blue Chip Portfolio                                       (Federated Equity Management Company of Pennsylvania)
Small Cap Growth (formerly called Core Growth) Portfolio  (Janus Capital Management, LLC)
Nasdaq-100(R) Index Portfolio                             Ohio National Investments, Inc.
Bristol Portfolio (large cap stocks)                      (Suffolk Capital Management, LLC)
Bryton Growth Portfolio (small/mid cap stocks)            (Suffolk Capital Management, LLC)

FORM 8598


U.S. Equity Portfolio                                     (ICON Advisers, Inc.)
Balanced Portfolio                                        (ICON Advisers, Inc.)
Covered Call Portfolio                                    (ICON Advisers, Inc.)
Target VIP Portfolio                                      (First Trust Advisors, L.P.)
Target Equity/Income Portfolio                            (First Trust Advisors, L.P.)
THE DOW(SM) TARGET VARIABLE FUND LLC
The Dow Target 10 Portfolios                              (First Trust Advisors, L.P.)
The Dow Target 5 Portfolios                               (First Trust Advisors, L.P.)

DREYFUS VARIABLE INVESTMENT FUND (SERVICE SHARES)
Appreciation Portfolio                                    (Fayez Sarofim & Co.)
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
VIP Contrafund(R) Portfolio (a value fund)                Fidelity Management & Research Company
VIP MidCap Portfolio                                      Fidelity Management & Research Company
VIP Growth Portfolio                                      Fidelity Management & Research Company
VIP Equity-Income Portfolio                               Fidelity Management & Research Company
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  (CLASS 2 SHARES)
Franklin Income Securities Fund                           Franklin Advisers, Inc.
Franklin Flex Cap Growth Securities Fund                  Franklin Advisers, Inc.
Templeton Foreign Securities Fund                         Templeton Investment Counsel, LLC
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund                      Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured U.S. Equity Fund                 Goldman Sachs Asset Management, L.P.
Goldman Sachs Capital Growth Fund                         Goldman Sachs Asset Management, L.P.

JANUS ASPEN SERIES (SERVICE SHARES)
Large Cap Growth Portfolio                                Janus Capital Management LLC
International Growth Portfolio                            Janus Capital Management LLC
Worldwide Growth Portfolio                                Janus Capital Management LLC
Balanced Portfolio                                        Janus Capital Management LLC

J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Portfolio                          J.P. Morgan Investment Management Inc.
JPMorgan Small Company Portfolio                          J.P. Morgan Investment Management Inc.

LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap Portfolio                     Lazard Asset Management LLC
Lazard Retirement Emerging Markets Portfolio              Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio          Lazard Asset Management LLC
Lazard Retirement Equity Portfolio                        Lazard Asset Management LLC
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
  (FORMERLY SALOMON BROTHERS VARIABLE SERIES FUNDS,
  INC.)
Legg Mason Partners Variable All Cap Portfolio            Salomon Brothers Asset Management, Inc.
Legg Mason Partners Variable Total Return Portfolio       Salomon Brothers Asset Management, Inc.
Legg Mason Partners Variable Investors Portfolio          Salomon Brothers Asset Management, Inc.
MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
MFS Investors Growth Stock Series                         Massachusetts Financial Services Company
MFS Mid Cap Growth Series                                 Massachusetts Financial Services Company
MFS New Discovery Series                                  Massachusetts Financial Services Company
MFS Total Return Series                                   Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AMT Regency Portfolio                                     Neuberger Berman Management Inc.
PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE SHARES)
Real Return Portfolio                                     Pacific Investment Management Company LLC
Total Return Portfolio                                    Pacific Investment Management Company LLC
Global Bond Portfolio                                     Pacific Investment Management Company LLC
THE PRUDENTIAL SERIES FUND, INC.
Jennison Portfolio (a growth stock fund)                  Jennison Associates LLC
Jennison 20/20 Focus Portfolio (a value and growth fund)  Jennison Associates LLC

ROYCE CAPITAL FUND
Royce Small-Cap Portfolio                                 Royce & Associates, LLC
Royce Micro-Cap Portfolio                                 Royce & Associates, LLC
VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS (CLASS II)
Core Plus Fixed Income (formerly Fixed Income) Portfolio  Van Kampen*
U.S. Real Estate Portfolio                                Van Kampen*
International Growth Equity Portfolio                     Van Kampen*
Equity Growth Portfolio                                   Van Kampen*

* Morgan Stanley Investment Management Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.

FORM 8598

                                    GLOSSARY

Accumulation Units -- Until annuity payments begin, your contract's value in each subaccount is measured by accumulation units. The dollar value of each unit varies with the investment results of the subaccount's corresponding Fund.

Annuitant -- A living person whose length of life determines the number and value of annuity payments to be made.

Annuity Unit -- After annuity payments begin, the amount of each variable payment depends upon the value of your annuity units. The dollar value of each unit varies with the investment results of the subaccount's corresponding Fund.

Fund -- A mutual fund in which subaccount assets may be invested. See the list of "Available Funds" beginning on page 2.

Subaccount -- A subdivision of VAA. The assets of each subaccount are invested in a corresponding available Fund.

Surrender -- To redeem the contract before annuity payments begin and receive its value minus any applicable surrender charge.

Valuation Period -- A period of time usually ending at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Accumulation unit and annuity unit values for each annuity period are determined at the end of that valuation period.

VAA (Variable Account A) -- A separate account of The Ohio National Life Insurance Company consisting of assets segregated from Ohio National's general assets for the purpose of funding annuity contracts whose values vary with the investment results of the separate account's underlying Funds.

Withdraw -- To receive part of the contract's value without entirely redeeming the contract.

                                   FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES YOU WILL PAY WHEN YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS (FUNDS). STATE PREMIUM TAXES MAY ALSO BE DEDUCTED IF APPLICABLE.

                                                                  YEARS        CHARGE
CONTRACT OWNER TRANSACTION EXPENSES                               -----        ------
Surrender Charge (a percentage of value withdrawn; the
percentage varies with the number of years from purchase
payments to which values relate. This charge may also be
called a Contingent Deferred Sales Charge.)                        1st              9%
                                                                   2nd              8%
                                                                   3rd              7%
                                                                   4th              6%
                                                                   5th              5%
                                                                   6th              4%
                                                                   7th              2%
                                                                   8th              1%
                                                              9th and later         0%
Transfer Fee (currently no charge for the first 12 transfers
  each contract year)                                                              $10
Premium Tax (charged upon annuitization, surrender or when assessed)        0.0% to
  5.0% depending on state law.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES YOU WILL PAY PERIODICALLY WHILE YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

Annual Contract Fee (no fee if your contract value exceeds $50,000)          $30

FORM 8598

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value unless otherwise indicated)

Mortality and Expense Risk Charge                                          1.15%
Account Expense Charge                                                     0.25%
                                                                          ------
Total Separate Account Annual Expenses (without optional added benefits)   1.40%

OPTIONAL SEPARATE ACCOUNT EXPENSES (Some of the optional riders are mutually exclusive. See the individual discussion of each rider later in the prospectus).

If you choose the Annual Step-Up Death Benefit, the GMDB or the GMDB Plus rider as described under "Death Benefit," those annual charges are the following percentage of the optional death benefit amount:

    Annual Step-Up Death Benefit                                   0.25%
      (currently the charge is 0.10%)
    GMDB                                                           0.25%
    GMDB Plus                                                      0.45%

If you choose the GEB rider, as described under "Death Benefit," the annual charge is the following percentage of your average variable account value:

    GEB at issue ages through 70                                   0.15%
    GEB at issue ages 71 through 75                                0.30%
    GEB "Plus" at issue ages through 70                            0.30%
    GEB "Plus" at issue ages 71 through 75                         0.60%

If you choose the GMIB or GMIB Plus riders, the annual charge is the following percentage of your guaranteed income base as described under "Optional Guaranteed Minimum Income Benefit ("GMIB")":

    Percent of GMIB guaranteed income base                         0.45%
    Percent of GMIB Plus guaranteed income base                    0.55%

If you choose the GPA, the annual charge is the following percentage of your eligible contract value plus later purchase payments as described under "Optional Guaranteed Principal Access ("GPA"):

    For the 7% guaranteed annual withdrawal                        0.40%
    For the 8% guaranteed annual withdrawal                        0.50%

If you choose the GPP, the annual charge is the following percentage of your average annual guaranteed principal amount as described under "Optional Guaranteed Principal Protection ("GPP")":

    Percent of average annual guaranteed principal amount          0.20%

Total Optional Separate Account Expenses based on contract value           1.35%
Total Optional Separate Account Expenses based on death benefit amount     0.70%
                                                                          ------
Total Separate Account Annual Expenses with all optional benefits
added at their maximum cost                                                3.45%

Note that you may only have one of GPA or GPP. You may not have a GPA with either GMIB. You may not have a GMIB and GMIB Plus. You may not have GMDB with a GMDB Plus. Certain of the Optional Separate Account Expenses are based on the death benefit amount, not the contract value. Therefore, in the situation where contract value is less than the death benefit amount, it is possible for an optional benefit to have a higher charge than disclosed when compared to contract value instead of death benefit.

FORM 8598

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES INCURRED BY THE FUNDS DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                              MINIMUM    MAXIMUM
                                                              WITHOUT    WITHOUT
                                                              WAIVERS    WAIVERS
                                                              -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses deducted from
Fund assets, including management fees, distribution (12b-1)
fees and other Fund operating expenses)                        0.37%      7.39%*

* The Maximum Total Annual Fund Operating Expenses were for a portfolio that had an inception date of November 1, 2005. Therefore, the portfolio's normal annual expenses were assessed against low asset levels in the new portfolio resulting in an unusually high percentage of operating expense.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES FOR THE MOST EXPENSIVE AVAILABLE FUND. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF PREMIUM TAXES, TYPICALLY CHARGED UPON ANNUITIZATION SURRENDER, OR WHEN ASSESSED. IF THE PREMIUM TAXES WERE REFLECTED, THE CHARGES WOULD BE HIGHER. AS INDICATED ABOVE, CERTAIN OPTIONAL EXPENSES ARE BASED ON DEATH BENEFIT AMOUNTS. UNDER SOME CIRCUMSTANCES, THESE CHARGES COULD BE HIGHER WHEN ASSESSED AS A PERCENTAGE OF THE CONTRACT VALUE. FOR PURPOSES OF THESE EXAMPLES, THE DEATH BENEFIT AMOUNT AND THE CONTRACT VALUE ARE ASSUMED TO BE EQUAL.

THE EXAMPLE ASSUMES YOU INVEST $10,000 IN THE CONTRACT FOR THE PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF THE MOST EXPENSIVE AVAILABLE FUND ASSUMING NO WAIVERS. THE EXAMPLE ASSUMES YOU HAVE SELECTED ALL THE AVAILABLE OPTIONAL BENEFITS AND THE COSTS FOR THOSE BENEFITS ARE BASED ON CONTRACT VALUES OR DEATH BENEFIT AMOUNTS FOR A CONTRACT EXPERIENCING THE ASSUMED ANNUAL INVESTMENT RETURN OF 5%. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,980   $3,962    $5,728     $9,436

(2) IF YOU ANNUITIZE AT THE END OF THE APPLICABLE PERIOD, OR IF YOU DO NOT SURRENDER YOUR CONTRACT:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,166   $3,317    $5,261     $9,436

                              FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life, including the Independent Registered Public Accounting Firm's Reports for them, are included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

Attached as Appendix B is a table showing selected information concerning Accumulation Units for each Sub-Account for each of the last ten calendar years, or since inception if less. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your annuity contract value, such as the contract maintenance charge. A portion of the information in the table is also included in the Separate Account's financial statements. To obtain a more complete picture of each Sub-Account's financial status and performance, you should review the Separate Account's financial statements which are contained in the Statement of Additional Information.

FORM 8598

This series of variable annuity contracts began on December 1, 1999. Since then, the following changes have been made to available Funds:

January 3, 2000            Ohio National Fund Discovery (formerly called Small Cap) and
                           Aggressive Growth portfolios and Prudential Series Fund
                           portfolios added
May 1, 2000                Ohio National Fund Core Growth and Nasdaq-100 Index
                           portfolios, Janus Aspen Series Service Shares portfolios,
                           PBHG Technology & Communications portfolio and Fidelity
                           Variable Insurance Products portfolios added; Janus Aspen
                           Series Institutional Shares portfolios and Van Kampen
                           (formerly called Morgan Stanley) Universal Institutional
                           Funds Value and Emerging Markets Debt portfolios
                           discontinued for new contracts
September 15, 2000         UBS Series (formerly called Mitchell Hutchins or Brinson
                           Series) Strategic Income and Small Cap portfolios
                           discontinued for new contracts
March 19, 2001             Strong Multi Cap Value II (formerly called Strong Schafer
                           Value Fund II) discontinued for new contracts
October 26, 2001           UBS Series (formerly called Mitchell Hutchins or Brinson
                           Series) Growth & Income portfolio discontinued for new
                           contracts; Brinson Growth & Income, Small Cap and Strategic
                           Income portfolios merged into Alliance Variable Products
                           Series Growth & Income, Quasar and Global Bond portfolios, respectively.
November 1, 2001           JPMorgan Mid Cap Value portfolio and MFS Variable Insurance
                           Trust funds added
December 17, 2001          First American Insurance Portfolios ("FAIP") Corporate Bond
                           portfolio replaced Ohio National Fund Strategic Income
                           portfolio and FAIP Equity Income portfolio replaced Ohio
                           National Fund Relative Value portfolio and Firstar Growth &
                           Income portfolio through mergers.
May 1, 2002                Ohio National Fund Bristol and Bryton Growth portfolios
                           added.
August 1, 2002             PIMCO Variable Insurance Trust Portfolios added.
May 1, 2003                Dreyfus Variable Investment Fund Appreciation portfolio and
                           Royce Capital Fund portfolios added; The Dow Target Variable
                           Fund LLC Quarterly portfolios replaced monthly portfolios
                           through mergers, Van Kampen Universal Institutional Funds
                           (Class I) Core Plus Fixed Income and U.S. Real Estate
                           portfolios discontinued for new contracts, and Van Kampen
                           Universal Institutional Funds (Class II) Core Plus Fixed
                           Income and U.S. Real Estate portfolios added for new
                           contracts
October 1, 2003            Fidelity VIP Equity-Income Portfolio added. First American
                           Insurance Portfolios discontinued for new contracts.
May 1, 2004                Ohio National Fund U.S. Equity, Balanced and Covered Call
                           portfolios added; PBHG Technology & Communications portfolio and Strong Variable Insurance Funds discontinued for new
                           contracts.
May 1, 2005                Franklin Templeton Variable Insurance Products Trust funds and Lazard Retirement International Equity Portfolio added.
                           PBHG Technology & Communications Portfolio changed its name to Liberty Ridge Technology and Communications Portfolio.
November 2, 2005           Ohio National Fund Target VIP and Target Equity/Income
                           portfolios were added.
May 1, 2006                Salomon Brothers Variable Series Funds, Inc. changed its
                           name to Legg Mason Partners Variable Portfolios I, Inc. The
                           Neuberger Berman Advisers Management Trust AMT Regency
                           Portfolio was added. The Van Kampen Universal Institutional
                           Funds International Growth Equity Portfolio and Equity
                           Growth Portfolio were added.

OHIO NATIONAL LIFE

Ohio National Life was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets of approximately $20 billion and equity of approximately $1.7 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the holding company.

FORM 8598

Ohio National and/or its affiliates may pay certain retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers' registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners' purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners' purchase payments.

From time to time, Ohio National and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

OHIO NATIONAL VARIABLE ACCOUNT A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. However, we may limit you to no more than 18 investment options at any one time. Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

THE FUNDS

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAA. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

For additional information concerning the Funds, including their fees, expenses and investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.

FORM 8598

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

MIXED AND SHARED FUNDING

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of Ohio National Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA's participation in a Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any Fund; or

- differences in voting instructions given by different types of owners.

VOTING RIGHTS

We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your contract value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of votes tends to decrease as annuity payments progress.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. ("ONEQ"), a wholly-owned subsidiary of ours. ONEQ is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. We pay ONEQ 6.25% of each purchase payment and ONEQ then pays part of that to the broker-dealers. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ONEQ. If our surrender charge is not sufficient to recover the fee paid to ONEQ, any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ONEQ's address is One Financial Way, Montgomery, Ohio 45242.

FORM 8598

                            DEDUCTIONS AND EXPENSES

SURRENDER CHARGE

There is no deduction from purchase payments to pay sales expense. We may assess a surrender charge if you surrender the contract or withdraw part of its value. The purpose of this charge is to defray expenses relating to the sale of the contract, including compensation to broker-dealers, cost of sales literature and prospectuses, and other expenses related to sales activity. The surrender charge is a percentage of the lesser of (a) the amount you withdraw or surrender or (b) your total purchase payments minus all previous withdrawals. This percentage varies with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

    YEARS       PAYMENT
    -----       -------
     1st         9%
     2nd         8%
     3rd         7%
     4th         6%
     5th         5%
     6th         4%
     7th         2%
     8th         1%
9th and later    0%

During each contract year, you may withdraw not more than 10% of the contract value (as of the day of the first withdrawal made during that contract year) without a surrender charge. You may take this 10% annual free withdrawal in up to 12 installments.

ANNUAL CONTRACT FEE

Each year on the contract anniversary (or when you surrender the contract), we will deduct an annual contract fee of $30 from the contract value. This helps to repay us for maintaining the contract. There is no contract fee for contracts having a value of at least $50,000 at the contract anniversary. There is no charge after annuity payments begin. We guarantee not to increase the annual contract fee.

DEDUCTION FOR ACCOUNT EXPENSE FEE

At the end of each valuation period we deduct an amount equal to 0.25% on an annual basis of the contract value. This deduction reimburses us for expenses not covered by the annual contract fee. Examples of these expenses are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

DEDUCTION FOR MORTALITY AND EXPENSE RISK FEE

We guarantee that, until annuity payments begin, the contract's value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.15% of the contract value on an annual basis. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.15% on an annual basis. We agree that the deduction for these risk undertakings shall not be increased to more than the rate in effect at the time the contract is issued. We may discontinue this limitation on our right to increase the deduction, but only as to contracts purchased after notice of the

FORM 8598
discontinuance. The risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.

CHARGES FOR OPTIONAL BENEFITS

There is an additional annual charge if you choose an optional benefit. The additional charge is made on each contract anniversary. Not all optional benefits are available in all states. We reserve the right to terminate or modify these benefits for new contracts at any time.

If you choose the Annual Step-Up Death Benefit, the GMDB or the GMDB Plus rider as described under "Death Benefit," those annual charges are the following percentage of the optional death benefit amount:

Annual Step-Up Death Benefit                                   0.25%
  (currently the charge is 0.10%)
GMDB                                                           0.25%
GMDB Plus                                                      0.45%

If you choose the GEB rider, as described under "Death Benefit," the annual charge is the following percentage of your average variable account value:

GEB at issue ages through 70                                   0.15%
GEB at issue ages 71 through 75                                0.30%
GEB "Plus" at issue ages through 70                            0.30%
GEB "Plus" at issue ages 71 through 75                         0.60%

If you choose the GMIB or GMIB Plus riders, the annual charge is the following percentage of your guaranteed income base as described under "Optional Guaranteed Minimum Income Benefit ("GMIB")":

Percent of GMIB guaranteed income base                         0.45%
Percent of GMIB Plus guaranteed income base                    0.55%

If you choose the GPA, the annual charge is the following percentage of your eligible contract value plus later purchase payments as described under "Optional Guaranteed Principal Access ("GPA"):

For the 7% guaranteed annual withdrawal                        0.40%
For the 8% guaranteed annual withdrawal                        0.50%

If you choose the GPP, the annual charge is the following percentage of your average annual guaranteed principal amount as described under "Optional Guaranteed Principal Protection ("GPP")":

Percent of average annual guaranteed principal amount          0.20%

TRANSFER FEE

We may charge a transfer fee of $10 for each transfer from one or more subaccounts to other subaccounts. Only one charge is assessed for transfers out of any one subaccount, even if the transfer is to multiple subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We currently do not charge for your first 12 transfers each contract year. Other restrictions may apply to transfers. See "Transfers among Subaccounts" below.

DEDUCTION FOR STATE PREMIUM TAX

Depending on your state, a premium tax or some similar charge may be levied based on the amount of your annuity purchase payments. We will deduct from your contract value the amount of any applicable premium taxes or similar assessment charged by any state or other governmental entity. While the rates are subject to change, the range for the premium tax is currently between 0.0% and 5.0%. If a charge is assessed, we will deduct that amount from your contract value at the time the contract is surrendered, at the time you annuitize, or at such

FORM 8598
earlier time that we may become subject to the premium tax. We may also deduct the premium tax from any death benefit proceeds.

FUND EXPENSES

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses.

                   DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

10-DAY FREE LOOK

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the contract value (minus any extra units credited) as of the date of cancellation. To revoke, you must return the contract to us within the free look period. In some states, state law requires that the original purchase price be returned in lieu of the current contract value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Money Market portfolio until the end of the free look period.

                              ACCUMULATION PERIOD

PURCHASE PAYMENTS

Your first purchase payment must be at least $5,000 ($2,000 for IRAs). You do not have to make any more payments after that. But you may make additional purchase payments at any time of at least $500 each ($300 for payroll deduction plans). We may limit your total purchase payments to $1,500,000. If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.

EXTRA CREDIT

We credit (from our general account) an extra amount to your contract each time you make a purchase payment. The extra credit equals 4% of each purchase payment. We allocate your extra credits pro rata to the subaccounts of VAA and to the Guaranteed Account in the same ratio as the purchase payments. We are able to pay this extra 4% credit because (a) the contract's surrender charge is higher than that of other similar contract that do not provide an extra credit, and (b) the sales representative receives a lower commission for selling this contract than for other similar contracts that do not provide an extra credit. Ohio National will profit to the extent revenues, if any, from higher surrender charges (paid only by those who surrender or withdraw money from the contract within eight years after their purchase payment) might exceed the amount of extra credits.

Extra credits are not part of the amount you will be paid if you use the 10-day free look option. We may not credit extra amounts on purchase payments you make within one year of a free withdrawal to the extent those purchase payments are less than the amount you withdrew. Extra credits within one year of death are not included in amounts payable for death benefits. Extra credits within one year of a stepped-up death benefit are not included in the increased death benefit amount. Extra credits within one year of your confinement are not included in amounts we pay under the Nursing Facility Confinement benefit. Extra credits within one year of your confinement remain part of your contract value, but they will not be included in amounts we pay under the Nursing Facility Confinement benefit. While extra credits are normally beneficial, you could be slightly worse off

FORM 8598
for having received an extra credit if the full amount of the credit is recaptured when there is negative investment performance:

  - during the period prior to exercise of free look rescission rights; or

  - during the period (of no more than one year) between an extra credit and recapture of that credit upon payment of nursing facility confinement or death benefits if, and to the extent that, the loss on such a recapture exceeded prior extra credits and gains thereon

Extra Credits that we recover if you

  - exercise your 10-day free look option,

  - are paid a death benefit (including stepped-up death benefits), or

  - are paid a Nursing Facility Confinement benefit will not exceed the maximum sales load that would apply to a normal surrender on that date.

We do not consider extra credits to be purchase payments or to be "investment in the contract" as described in Federal Tax Status.

ACCUMULATION UNITS

Until the annuity payout date, the contract value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.

CREDITING ACCUMULATION UNITS

Your registered representative will send an order or application, together with the first purchase payment, to our home office for acceptance. We may enter into arrangements with certain broker-dealers whereby submission of the completed application and first purchase payment to the broker-dealer will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we first must ensure that the broker-dealer has adequate compliance controls in place to prevent applications received after the cut-off time (usually 4:00 p.m. Eastern time) from being submitted to us for issuance as if received before the cut-off time.

Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

You must send any additional purchase payments directly to our home office. They will then be applied to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office. Except as detailed in the paragraph above, payments received after 4 p.m. (Eastern time) on any process day (earlier when the New York Stock Exchange closes early) will be priced at the next calculated unit value.

ALLOCATION OF PURCHASE PAYMENTS

You may allocate your purchase payments among up to 18 investment options including the variable subaccounts of VAA and to the Guaranteed Account. The amount you allocate to any Fund or the Guaranteed Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office. Changes in allocation of purchase payments are not deemed effective until received by us at our administrative office.

FORM 8598

OPTIONAL ASSET ALLOCATION MODELS

You may choose an optional asset allocation model for your contract's variable account values. If you choose this option, it must be used for all your variable account values. There is no charge for using an optional asset allocation model. You may choose a model, discontinue using a model or change from one model to another at any time by notifying us. However, some optional benefits require participation in the asset allocation models. You may not use more than one model at a time.

Asset allocation is the distribution of invested assets among several different kinds of investments (such as large cap domestic value stocks, small cap domestic growth stocks, foreign stocks, long term investment-grade bonds, intermediate term bonds, high income bonds, money market instruments, real estate securities and so on). Historically, diversification among several different kinds of asset classes has been shown to help reduce volatility over long periods of time. However, there can be no assurance that asset allocation will reduce volatility or enhance performance.

Beginning in summer 2006, if you choose the asset allocation models, Ohio National Investments, Inc. ("ONII") will serve as your investment adviser for the limited purpose of developing and periodically updating the asset allocation models. Periodically, typically annually, ONII will assess the make up of each of the asset allocation models to determine if they continue to maintain the optimal level of investment return balanced against the designated risk tolerance for the model. If ONII determines that changes to the models are appropriate, we will notify you at least 30 days before making the change. If we do not hear from you otherwise, we will automatically reallocate the assets contained in the existing model to the new model, based on the discretionary authority you will have granted to ONII to do so.

If you do not want your contract values reallocated in your existing model, you may move to a different model. If you do not want to move to a different model and you do not wish to have your contract values reallocated in the existing model, we will deem the advisory agreement between ONII and you terminated and no further rebalancing or reallocation will take place in your contract. If you have a rider that requires participation in the asset allocation models, the effect of the termination of the advisory agreement will be to terminate your rider as well.

More information about ONII's role as your limited purpose investment adviser is contained in Part II of ONII's Form ADV, which you can request at any time. It is possible that ONII may include underlying funds in the asset allocation models for which it also acts as the investment adviser. As a result, inclusion of such portfolios will result in ONII receiving fund management fees from these funds and portfolios.

We have retained Ibbotson Associates to develop several asset allocation models, each comprising a combination of the contract's available Funds. However, we reserve the right to change the third party consultant we use to develop the asset allocation models. Ibbotson selects the Funds for each of the models in accordance with risk/return profiles they have developed. Currently there are 5 models ranging from Model 1 (having relatively conservative investments with a lower risk/return profile) to Model 5 (having relatively aggressive investments with a higher risk/return profile).

At the end of each quarter, variable account values allocated within each model will be rebalanced to maintain the mix of investments in the proportions originally established for each model. You will then receive a confirmation of the transfers made among the Funds within your contract. The transfer charge does not apply to these quarterly rebalancing transactions. The transfer charge will apply if, by changing from one model to another, you exceed the 12 free transfers allowed per year. When you change models, it counts as one transfer.

Your registered representative or financial adviser can help you determine the model that best fits your risk tolerance, investment horizon and objectives. The variable account portion of any purchase payments you make after selecting an asset allocation model will be allocated among the Funds as specified by the model you choose.

FORM 8598

If your contract includes the optional Guaranteed Principal Protection (GPP) or Guaranteed Principal Access (GPA) rider, your variable account values must be in one of the models. The GPP or GPA rider will be cancelled if you are no longer using any model.

ACCUMULATION UNIT VALUE AND ACCUMULATION VALUE

We set the original accumulation unit value of each subaccount of VAA for these contracts at the beginning of the first valuation period for each such subaccount. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract's value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Guaranteed Account or in a Dollar Cost Averaging Account.

NET INVESTMENT FACTOR

The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts' accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is:

     (1) the net asset value of the corresponding Fund share at the end of a valuation period, plus

     (2) the per share amount of any dividends or other distributions declared for that Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

     (3) a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)

(b) is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c) is the deduction for administrative and sales expenses and risk undertakings.

SURRENDER AND WITHDRAWAL

Before annuity payments begin you may surrender (totally withdraw the value of) your contract, or withdraw part of the contract value (at least $300). You must make all surrender or withdrawal requests in writing delivered to us at the address on the first page of this prospectus. The surrender charge may then apply. That charge is taken from the total amount withdrawn.

Unless you specify otherwise, the withdrawal will be made pro-rata from your values in each Fund. The amount you may withdraw is the contract value less any surrender charge and any premium tax charge that may apply. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Guaranteed Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For possible tax consequences of a surrender or withdrawal, see "Federal Tax Status" below.

If you request a surrender or withdrawal which includes contract values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared. We require the return of the contract in the case of a surrender.

Your right to withdraw may be suspended or the date of payment postponed:

(1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission has restricted trading on the Exchange;

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(2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund's net assets; or

(3) such other periods as the Commission may order to protect security holders.

TRANSFERS AMONG SUBACCOUNTS

You may transfer contract values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract's interest in a Fund, if less). Not more than 20% of a contract's Guaranteed Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day's total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other electronic requests in the order received. This policy will be applied uniformly without exception. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not honored. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not honored because of these limitations.

Certain third parties may offer you investment management services for your contract. We will honor transfer requests from these third parties only if you give us a written power of attorney to do so. Fees you pay for such other services are in addition to any contract charges.

We discourage excessive trading and market timing through your contract. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios' operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The contract and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict, reject or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the contract owner is determined to have traded excessively, we will notify the contract owner in writing that his or her contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, the transfer of contract values will only be permitted into the money market portfolio and all transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge.

We may, in our sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF OUR POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED TO ALL CONTRACT OWNERS UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities

FORM 8598
may be detrimental to the portfolios. Therefore, we may place a contract on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits you may be deemed to have traded excessively even if you have not exceeded the number of free transfers permitted by your contract.

Some of the factors we may consider when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

- The number of transfers made in a defined period;

- The dollar amount of the transfer;

- The total assets of the portfolios involved in the transfer;

- The investment objectives of the particular portfolios involved in your transfers; and/or

- Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if we, or the portfolios, believe that an intermediary associated with the contract owner's account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such contract owners or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual's excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentions harm associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

EFFECTIVE TIME FOR PURCHASE, TRANSFER OR REDEMPTION ORDERS

Orders to purchase, redeem or transfer shares received after the close of the New York Stock Exchange, typically 4:00 p.m. (Eastern time) will not become effective until the next business day.

However, we may enter into arrangements with certain broker-dealers whereby orders to purchase accumulation units (either through an initial purchase or subsequent purchase payments to an existing contract) will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we will first ensure that the broker-dealer has adequate compliance controls in place to prevent orders to purchase units received after the cut-off time (usually 4:00 p.m. Eastern time) from being credited as if received before the cut-off time.

ELECTRONIC ACCESS

If you give us a pre-authorization form, your contract and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at www.ohionational.com. You may also request transfers or make allocation changes on our web site. You may only make one electronic, facsimile or telephone (collectively, "electronic") transfer per day.

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We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the electronic request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE ELECTRONIC ACCESS ONCE YOU AUTHORIZE IT.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, your agent's or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.

SCHEDULED TRANSFERS (DOLLAR COST AVERAGING)

We administer a scheduled transfer ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount of at least $300 each time. At least 12 DCA transfers must be scheduled, but we may permit fewer under some special DCA programs. The transfers may be from any variable Funds to any other variable Funds. Transfers may be made from the Guaranteed Account to any other Funds if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Guaranteed Account may not exceed 2 years. For transfers from variable Funds, the DCA program may not exceed 5 years. There is no transfer fee for DCA transfers. DCA transfers do not count against the 12 free transfers you are allowed each contract year. We may discontinue the DCA program at any time. You may also discontinue further DCA transfers by giving us written notice at least 7 business days before the next scheduled transfer.

DCA generally has the effect of reducing the risk of purchasing at the top, and selling at the bottom, of market cycles. DCA transfers from the Guaranteed Account or from a Fund with a stabilized net asset value, such as the Money Market Portfolio, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from a variable Fund, DCA has the effect of reducing the average price of the shares being redeemed.

PORTFOLIO REBALANCING

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of contract value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

The transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

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OPTIONAL GUARANTEED PRINCIPAL ACCESS ("GPA")

We may offer a Guaranteed Principal Access ("GPA") rider in those states where permitted. With certain restrictions, this rider guarantees:

i. you will be able to withdraw a portion (up to 7% or 8%, depending on the rider you choose) of your contract's guaranteed principal amount for a term of ten years, regardless of the then current cash value of your contract, and

ii. we will add into the contract the excess, if any, of the guaranteed principal amount, adjusted for withdrawals, over the eligible contract value, if the eligible contract value is positive at the end of the ten year term; (The eligible contract value is the contract value attributable to the beginning principal amount); and

iii. we will allow you to take periodic withdrawals from your contract as described below in a total amount equal to the excess of the guaranteed principal amount, adjusted for withdrawals, over the eligible contract value, if the eligible contract value is reduced to zero during the ten year term.

This rider is beneficial to those contract owners who anticipate taking withdrawals over a limited time and who are concerned about possible decreases in contract values affecting the amount available for their withdrawal. This rider differs from the Guaranteed Principal Protection ("GPP") rider because the GPP rider does not contemplate, nor guarantee withdrawals. If you do not anticipate withdrawing money from your rider in the next ten years, you may wish to purchase the GPP rider which guarantees your principal at the end of the ten years and costs less than the GPA rider.

If you select this rider, at the end of the ten-year rider period, we will credit your contract with the difference between the remaining unused guaranteed principal amount and the remaining eligible contract value. If at the end of the rider term the contract value relating to the guaranteed principal amount exceeds the unused guaranteed principal amount, there will be no additional amounts added to your rider.

You may apply for the GPA rider at the time you apply for the contract or upon any subsequent contract anniversary so long as the annuitant is under age 81 at the time the rider is issued. In addition, the GPA rider is not available in conjunction with the Guaranteed Principal Protection ("GPP") rider or the Guaranteed Minimum Income Benefit ("GMIB") rider we may offer. If you select the GPA rider, the variable portion of your contract values must be allocated to and, for the duration of the rider, remain in one of the Asset Allocation Models and you must abide by all the rules associated with the Asset Allocation Models (see "Optional Asset Allocation Models"). You may also have a portion of your contract values in a fixed accumulation account or a dollar-cost averaging account that transfers to a model, that we may offer while this rider is in force.

The annual charge for the rider is deducted on each contract anniversary and is ..40% of your contract value for the 7% GPA rider and .50% of your eligible contract value for the 8% GPA rider.

The annual amount you may withdraw is a percentage (7% or 8%) of the beginning guaranteed principal amount. The beginning guaranteed principal amount is defined as your initial purchase payment, plus any additional purchase payments received within the first six months after the contract is issued. If the rider is added after issue, the beginning guaranteed principal amount is the then-current contract value.

It is not necessary that you withdraw from the guaranteed amount from your contract each year. However, the amount available for withdrawal is not cumulative from year to year. For example, if you only withdraw 5% of an eligible 7%, the amount available the next year is still 7%. The amount you elect not to withdraw in a year remains guaranteed and will be included in the amount to be added to the contract, if any, at the end of the ten year withdrawal period.

You may also withdraw more than the annual guaranteed withdrawal amount in a given year. However, the excess withdrawal amount will function to reduce the amount guaranteed for withdrawal in later years of the rider and may be subject to a surrender charge. The amount eligible for withdrawal during the remainder of the rider period following an excess withdrawal is the lesser of the contract value immediately following the excess

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withdrawal or the guaranteed principal amount less the amount withdrawn. The amount you may withdraw on a guaranteed basis will be less than the amount you were able to withdraw and on the next contract anniversary you will begin a new 10-year term and your guaranteed annual withdrawal amount will be recalculated. As a result, if you take an excess withdrawal when your contract value is less than your beginning guaranteed principal amount, you will forfeit a portion of the prior beginning guaranteed principal amount. In addition, if you take an excess withdrawal and as a result your contract value related to the beginning guaranteed principal amount is zero, you will have no benefit under the GPA rider. Also, an excess withdrawal may impact the amount you will receive under a scheduled payment or withdrawal plan because the guaranteed withdrawal amount eligible for withdrawal in future years is decreased.

If you terminate the rider, either by notifying us before the next contract anniversary date or by moving contract values out of the optional Asset Allocation Models, we reserve the right to assess a pro rata charge for the part of the year the rider is in effect.

The guaranteed withdrawal amounts are not subject to the surrender charge. This is true even if the amount of your guaranteed withdrawal is more than the amount of the free withdrawal amount under your base contract. Excess withdrawals in an amount more than the guaranteed withdrawal amount may be subject to a surrender charge if the amount withdrawn also exceeds the free withdrawal amount under your base contract (10% of the contract value).

After the rider has been in effect for at least 5 years, we offer you the opportunity to reset the GPA rider. You may reset the rider on a subsequent contract anniversary so long as the annuitant has not reached age 81. Upon resetting the rider, you will be eligible to annually withdraw 7% or 8% of the then-current contract value each of the next 10 years. The charge for a rider upon reset may be higher than the initial charge for the rider. You may reset the rider more than once, but you must wait 5 years between resets.

The guaranteed withdrawal amounts are not subject to the surrender charge. This also applies to the reset riders. This is true even if the amount of your guaranteed withdrawal is more that the amount of the free withdrawal amount under your base contract. Excess withdrawals in an amount more than the guaranteed withdrawal amount may be subject to a surrender charge if the amount withdrawn in a year also exceeds the annual free withdrawal amount under your base contract (10% of the contract value).

If, during the course of the rider, your eligible contract value decreases to zero and you are still eligible for guaranteed withdrawals, we will pay the remaining guaranteed principal amount in a series of preauthorized withdrawals, for which we may limit the amount or frequency. In other words, the remaining guaranteed principal amounts are paid to you through a single premium immediate fixed annuity. You may elect any payout option you wish, except that the annual payouts may not exceed the annual guaranteed principal withdrawal amount you would have otherwise been entitled to receive. As such, your annual payments will continue beyond the end of the ten year term until your remaining guaranteed principal amount is paid out in full. We will not pay interest on the amounts to be paid to you under these circumstances. Additionally, if your entire contract value decreases to zero, we will not accept any additional purchase payments under the contract and the contract will cease to provide any death benefit.

The rider will continue only upon the death of the owner and the transfer of the contract through the spousal continuation provision of your contract. Upon a spousal transfer, the new owner has all the rights of the original owner, including the right to reset the rider and renew the rider at the end of the 10-year term. Unless there is a spousal continuation, this rider terminates upon the death of the owner.

OPTIONAL GUARANTEED PRINCIPAL PROTECTION ("GPP")

In those states where permitted, you may choose the GPP rider when you apply for the contract, or on a contract anniversary, if the annuitant is then under age
80. GPP is not available when your contract includes the optional Guaranteed Principal Access ("GPA") rider.

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If you continue the GPP rider until the end of its 10-year term, and do not make any withdrawals, we guarantee that your eligible contract value will not be less than it was at the beginning of the 10-year term. On the last day of the 10-year term, we will add an amount to your contract value to increase it to the "guaranteed contract value" if the contract value at the end of the 10-year term is less than the guaranteed contract value. The guaranteed contract value is the contract value:

(a) as of the first day of the rider's term or

(b) the amount in (a) plus the total of any purchase payments made in the first 6 months if the rider was included in the contract when you purchased the contract,

reduced pro rata for any withdrawals you made.

Contract values attributable to purchase payments made after the rider is added (or after the first 6 months if the rider is included when the contract was issued) are not included in the guaranteed contract value and do not count as part of your contract value at the end of the term for purposes of determining the benefit amount.

If you choose GPP, you must allocate all variable contract values to one of the asset allocation models (see Optional Asset Allocation Models) during the entire 10-year term of the rider. You may change asset allocation models at any time. You may also have a portion of your contract values in a fixed accumulation account or a dollar-cost averaging account we may offer while this rider is in force. If you stop using a model, we will cancel the GPP rider. You may cancel the GPP rider as of any contract anniversary by notifying us before that anniversary. Cancellation of the GPP rider does not affect any other contract features. You may continue using an asset allocation model after the GPP rider ends.

The charge for the GPP rider is made on each contract anniversary at the rate of 0.20% of the average of your guaranteed principal amount at the beginning and the end of each contract year. This charge will discontinue if the GPP rider is cancelled.

At the end of the 10-year term, you may reset the rider for another 10-year term if the annuitant is then under age 80. The guaranteed contract value under the new GPP 10-year term will be your contract value as of the end of the 10-year term then ended, including any amount we then add pursuant to the earlier GPP 10-year term, subject to adjustment for any withdrawals. You may also reset the GPP rider's guaranteed contract value at the current contract value on any contract anniversary after the rider has been in effect for at least 5 years (if the annuitant is then under age 80). This starts a new 10-year term.

If the annuitant dies during the 10-year term, and his or her spouse continues the contract, the GPP rider may also be continued.

NURSING FACILITY CONFINEMENT

We will not assess a surrender charge if the annuitant is confined to a state licensed or legally operated in-patient nursing home facility for at least 30 consecutive days. Extra units credited within one year before your confinement are not included in amounts we will pay under this benefit. This waiver of the surrender charge may not be available in all states. It only applies when:

- the confinement begins after the first contract anniversary and before annuity payments begin

- the contract was issued before the annuitant's 80th birthday and

- we receive the request for withdrawal, together with proof of the confinement, at our home office while the annuitant is confined or within 90 days after discharge from the facility.

OPTIONAL DEATH BENEFIT

In those states where permitted, you may choose an optional death benefit to be paid to your designated beneficiary if the annuitant dies before annuity payments begin. The amount of the death benefit will be determined at the date we receive proof of the annuitant's death and satisfactory instructions from the beneficiary

FORM 8598
for disposition of the contract. It will be paid to the beneficiary in a single sum unless you elect settlement under one or more of the settlement options. We do not now charge for this death benefit. However, we may charge an annual premium up to 0.25% of the death benefit amount for contracts issued in the future. In lieu of the death benefit, the beneficiary may surrender the contract, without incurring a surrender charge, anytime within 60 days after the annuitant's death. If the contract value as of the date of death is less than the death benefit, we will add an amount equal to that difference to the Money Market portfolio.

This death benefit will be the greatest of:

- the contract value (minus any extra units credited within one year of death);
  or

- net purchase payments; or

- the stepped-up death benefit amount if the contract has been in effect for at least 8 years (or 1 year if you chose the annual stepped-up death benefit); or

- the guaranteed minimum death benefit ("GMDB") or the Guaranteed Minimum Death Benefit Plus ("GMDB Plus") if you chose one of those options; or

- the optional enhanced death benefit ("GEB" or "GEB Plus"), plus the greatest of the other options you choose, if you chose that option.

Net purchase payments means your total purchase payments minus a pro rata adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the contract value that resulted from the withdrawal.

For the 8-year period beginning on the eighth contract anniversary, the stepped-up death benefit will be the greater of (i) the contract value (minus any extra units credited during the preceding year) as of the eighth anniversary or (ii) the net of purchase payments less withdrawals made on or before the eighth anniversary. At the beginning of each later 8-year period (until the annuitant attains age 90), the stepped up death benefit will be the greater of
(i) the contract value (minus any extra units credited during the preceding year) on that date or (ii) the death benefit as of the last day of the preceding 8-year period. The stepped-up death benefit amount is increased by purchase payments and decreased pro rata by withdrawals made during each 8-year period after the eighth anniversary.

In those states where permitted, you may choose an optional annual stepped-up death benefit at the time the contract is issued. With that option, the death benefit will be increased in the manner indicated in the preceding paragraph, until the anniversary following the annuitant's 85th birthday, on each contract anniversary on which the contract value (minus any extra units credited during the preceding year) exceeds the death benefit for the previous year. There is an additional annual charge (presently at an annual rate of 0.10% of the optional death benefit amount, which rate may be increased to no more than 0.25% on contracts issued in the future) for this optional benefit. Any increase in this charge will not apply to contracts issued before the increase occurs.

In those states where permitted, you may choose the GMDB or GMDB Plus at the time the contract is issued. With this option, the death benefit is the greater of (a) the contract value on the date of death or (b) the GMDB amount. The GMDB amount is (i) your total purchase payments adjusted for any amounts you have withdrawn from the contract plus (ii) a daily increase, until the contract anniversary following the annuitant's 80th birthday (or 85th birthday for the GMDB Plus), at an effective annual rate of 6%, but values in the Money Market portfolio or the Guaranteed Account will earn the same rate being credited to the Money Market portfolio or Guaranteed Account on those days in which the values are so allocated. This total death benefit amount shall not exceed an amount that is equal to two times (i). Any withdrawals in a contract year equal to or less than 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts by the amount of such withdrawals. There is no maximum benefit amount for the GMDB Plus. Any withdrawals in a contract year in excess of 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amount pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount will reduce by the same percentage reduction of the contract value

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that resulted from the withdrawal. There is an additional annual charge for this option of 0.25% of the GMDB amount, or 0.45% for the GMDB Plus amount.

The only difference between the GMDB and GMDB Plus is that the GMDB Plus accumulation period goes to 85 instead of 80 and the cost is 0.45% instead of 0.25%.

In those states where permitted, you may choose the GEB at the time the contract is issued. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant's death:

- 25% of the lesser of (a) two times net purchase payments or (b) the contract value on the date of death minus net purchase payments; or

- 40% of the lesser of (a) two and a half times net purchase payments, or (b) the contract value on the date of death minus net purchase payments. This is the GEB "Plus."

For the regular GEB option, there is an additional annual charge of 0.15% of the variable contract value (or 0.30% if you are age 71 to 75 when your contract is issued). If you choose the GEB "Plus," the charge is 0.30% (or 0.60% for issue ages 71 to 75). After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options.

The beneficiary for any death proceeds may choose to wait up to 5 years to surrender the contract for the then contract surrender value. If the beneficiary is the deceased annuitant's spouse, he or she may continue the contract as the new owner and annuitant, and the 5-year limit will not apply.

GUARANTEED ACCOUNT

The Guaranteed Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. We may also refer to the Guaranteed Account as the Fixed Account or the Fixed Accumulation Account. The Guaranteed Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it. We invest our general assets at our discretion as allowed by Ohio law.

The Guaranteed Account consists of all of our general assets other than those allocated to a separate account. If the Guaranteed Account is available on your contract, you may allocate purchase payments and contract values between the Guaranteed Account and the Funds. There might be periods when we will not make the Guaranteed Account available on new contracts.

The amount of investment income allocated to the contracts varies from year to year at our sole discretion. However, we guarantee that we will credit interest at a rate of not less than 3% per year (or such lower rate as may be permitted by applicable state law), compounded annually, to contract values allocated to the Guaranteed Account. We may credit interest at a rate in excess of 3% or in excess of the guaranteed minimum interest rate allowed by state law, but any such excess interest credit will be in our sole discretion.

We guarantee that, before annuity payments begin, the value of a contract in the Guaranteed Account will never be less than:

- the amount of purchase payments allocated to, and transfers into, the Guaranteed Account, plus

- interest credited at the rate of 3% per year (or such other rate that will be indicated in the contract) compounded annually, plus

- any additional excess interest we may credit to guaranteed values, minus

- any withdrawals, loans and transfers from the guaranteed values, minus

- any surrender charge on withdrawals, loan interest, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Guaranteed Account.

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No deductions are made from the Guaranteed Account for Account Expenses or Mortality and Expense Risk Charges. Insurance risk charges for optional benefit riders are taken pro rata from the Guaranteed Account and variable subaccounts.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Guaranteed Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Guaranteed Account for up to six months from the date we receive your written request for withdrawal.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

We and our affiliated companies offer a benefit in the form of an additional premium on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This premium counts as additional income under the contract. The amount of the benefit equals 2.5% of all purchase payments made in the first contract year and 3.9% of purchase payments made in the second through sixth contract years. We allocate amounts to the Guaranteed Account in these amounts at the time the eligible person makes each payment. If an employee exercises his or her free look right, the full amount of the benefit will be deducted when we pay the free look proceeds.

                                 ANNUITY PERIOD

ANNUITY PAYOUT DATE

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it from time to time so long as it is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later than the first of the month following the annuitant's 90th birthday. This restriction may be modified by applicable state law or we may agree to waive it.

The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract's annuity rates, no matter how long you live.

Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, the beneficiary may surrender the contract for the commuted value of any remaining period-certain payments.

ANNUITY OPTIONS

You may elect one or more of the following annuity options. You may change the election anytime before the annuity payout date.

Option 1(a):  Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant's death).
Option 1(b):  Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.
Option 1(c):  Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.
Option 1(d):  Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

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Option 2(a):  Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant's death.)
Option 2(b):  Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.

We may agree to other settlement options.

Unless you direct otherwise, we will apply the contract value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the contract values immediately before the annuity payout date.

If no election is in effect on the annuity payout date, we will apply contract value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

To determine the first variable annuity payment we apply the contract value for each Fund in accordance with the contract's settlement option tables. The rates in those tables depend upon the annuitant's (and any contingent annuitant's) age and sex and the option selected. The annuitant's sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount that would be applied under an option is less than $5,000, we will pay the contract value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25, we may change the frequency of payments so that the first payment is at least $25.

ANNUITY UNITS AND VARIABLE PAYMENTS

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund's annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

The annuity unit value for each Fund was set at $10 for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize the 3% assumed interest rate discussed below.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the 1983(a) Mortality Table Projected to 1996 under Scale G with compound interest at the effective rate of 3% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

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TRANSFERS DURING ANNUITY PAYOUT

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. On at least 30 days written notice to our home office we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. The annuity payment immediately after a change will be the amount that would have been paid without the change. Later payments will reflect the new mix of Funds.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

You may add a GMIB rider to your contract either at the time the contract is issued or on any contract anniversary. GMIB guarantees minimum lifetime fixed income in monthly annuity payments. The amount of these payments is determined by applying the "guaranteed income base" to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your "guaranteed earnings income base," which is your total purchase payments, from the time the GMIB rider is issued until the GMIB payments begin, or you reach age 85, accumulated at an annual rate of 6% or (b) your "step-up base," which is your highest total contract value as of any contract anniversary before the annuitant attains age 80. The guaranteed income base is reduced proportionately for any withdrawals. If the annuitant is age 76 to 80 when GMIB is purchased, the guaranteed annual rate is 4% instead of 6%. You may not purchase GMIB after the annuitant is age 80.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize, would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

If you choose GMIB, there is an annual charge, at the end of each contract year, of 0.45% of the guaranteed income base as of each contract anniversary. The charge for GMIB ends when you begin to receive annuity or GMIB payments. If you choose GMIB, you cannot later discontinue it. The annual charge for GMIB will continue even if the underlying Funds' investment performance surpasses the GMIB guarantees.

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider's 10th anniversary or within 30 days after any later anniversary before the annuitant is age 90. If the annuitant is age 80 when you purchase GMIB, your GMIB payments must begin on the rider's 10th anniversary.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a contract value or guarantee performance of any investment option. The level of lifetime income guaranteed by GMIB may be less than the income that our current annuity factors would provide because (a) GMIB payments assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered annuities.

In those states where permitted, we may also offer a GMIB "Plus" rider. You may not have both GMIB and GMIB Plus on the same contract and we may limit the availability of one or the other of the riders in any state. GMIB Plus is identical to GMIB except for these three differences:

(1) For GMIB Plus, any withdrawals you make during a contract year equal to or less than the amount that the guaranteed earnings base has increased during that year will reduce the guaranteed income base dollar for dollar.

(2) The step-up income base is your highest total contract value as of any anniversary before the annuitant attains age 85, rather than 80.

(3) The annual charge for GMIB Plus is 0.55% of the guaranteed income base.

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The effect of GMIB Plus is to allow you to withdraw an amount equal to the amount by which your guaranteed earnings base has grown without reducing the guaranteed earnings base below its amount as of the beginning of the current contract year. The GMIB Plus is more suitable for those contract owners wanting to access cash values for income immediately, provided only 6% is withdrawn yearly. In that event, your guaranteed earnings base would be reduced to the amount it was as of the beginning of the contract year. You could continue making such withdrawals year after year and the guaranteed earnings base would then remain at its original level if you make no other purchase payments or withdrawals. In contrast, the GMIB's pro rata deduction against the guaranteed earnings base could adversely impact the contract owners taking income in that the guaranteed amount is reduced more aggressively than with the GMIB Plus. In any event, the step-up base is adjusted pro rata for any withdrawals.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider's 10th anniversary. See "Federal Tax Status" and "Appendix A -- IRA Disclosure Statement." You could be subject to tax penalties if you do not begin receiving GMIB payments until after your required minimum distribution beginning date. Please consult your tax advisor to determine if GMIB is appropriate for you.

                           OTHER CONTRACT PROVISIONS

ASSIGNMENT

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

- the annuitant,

- a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

- the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

- as otherwise permitted by laws and regulations governing plans for which the contract may be issued.

REPORTS AND CONFIRMATIONS

Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

SUBSTITUTION FOR FUND SHARES

If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

FORM 8598

CONTRACT OWNER INQUIRIES

Direct any questions to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 1-800-366-6654 (8:30 a.m. to
4:30 p.m., Eastern time).

PERFORMANCE DATA

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge or surrender charge. The deduction of a contract administration charge or surrender charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charges as well as applicable asset-based charges.

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, IBC's Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

                               FEDERAL TAX STATUS

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a "regulated investment company" under Subchapter M of the Code.

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the contract value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

The income and gains within an annuity contract are generally tax deferred. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.

As to tax-qualified contracts, the law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally,

FORM 8598
in that case, an annuitant will have no "investment in the contract" and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your "investment in the contract." You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your "investment in the contract" divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your "investment in the contract," all further annuity payments will be included in your taxable income.

A withdrawal of contract values is taxable as ordinary income in the year received to the extent that the accumulated value of the contract immediately before the payment exceeds the "investment in the contract." If you elect to withdraw any portion of your accumulated value in lieu of receiving annuity payments, that withdrawal is treated as a distribution of earnings first and only second as a recovery of your "investment in the contract." Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

- received on or after the taxpayer reaches age 59 1/2;

- made to a beneficiary on or after the death of the annuitant;

- attributable to the taxpayer's becoming disabled;

- made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

- from a contract that is a qualified funding asset for purposes of a structured settlement;

- made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

- incident to divorce, or

- taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified education expenses.

Any taxable amount you withdraw from an annuity contract is automatically subject to 10% withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding. The Code requires 20% withholding for distributions from contracts owned by tax qualified plans.

TAX-DEFERRED ANNUITIES

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing "investment in the contract." Under certain circumstances, amounts you receive may be used to make a "tax-free rollover" into one of the types

FORM 8598
of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, for a contract set up under Section 403(b) of the Code, distributions may be paid only when the employee:

- attains age 59 1/2,

- separates from the employer's service,

- dies,

- becomes disabled as defined in the Code, or

- incurs a financial hardship as defined in the Code.

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

QUALIFIED PENSION OR PROFIT-SHARING PLANS

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403 of the Code, are generally excludable from the employee's gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an "investment in the contract" under Section 72 of the Code for the employee's annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee's gross income up to certain limits in the Code, and therefore are not considered "investment in the contract".

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 1/2, except in the event of death, total disability financial hardship or separation from service (special rules apply for plan terminations). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. (Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936). If you receive such a distribution you may be able to make a "tax-free rollover" of the distribution less your "investment in the contract" into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

WITHHOLDING ON ANNUITY PAYMENTS

Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number any payments under the contract will automatically be subject to withholding.

INDIVIDUAL RETIREMENT ANNUITIES (IRAs)

See IRA Disclosure Statement (Appendix A), following.

FORM 8598

APPENDIX A

                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision write or call our administrative office at the address shown below:

The Ohio National Life Insurance Company
Variable Annuity Administration
P. O. Box 2669
Cincinnati, Ohio 45201
Telephone: 1-800-366-6654 -- 8:30 a.m. - 4:30 p.m. (Eastern time zone)

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to a traditional IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have Adjusted Gross Income which does not exceed the "applicable dollar limit". For a single taxpayer, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. For married couples filing jointly, the applicable dollar limitation is $75,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $75,000-$80,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $60,000 for individuals and $80,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEPP, those funds are not treated as current taxable income to the employee. Salary-reduction SEPP-IRAs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPPs may no longer be established. Elective deferrals under a salary-reduction SEPP-IRA are subject to an inflation-adjusted limit which is $15,000 for 2006.

The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $4,000 in 2006 (increasing to $5,000 in 2008) or (2) 100%
of your earned compensation. Those age 50 or older may make an additional IRA contribution of $1,000 per year in 2006 and later. Contributions in excess of the deduction limits may be subject to penalty. See below.

FORM 8598

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 25% of your salary or $44,000. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. The Internal Revenue Service has reviewed the format of your SEPP-IRA and issued an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $4,000 or (2) 100% of taxable alimony. (See scheduled increases above.)

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an "excess contribution". You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions for penalties imposed on withdrawal when the contribution exceeds $4,000).

An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the contract value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you.

The contracts are not eligible for use in Puerto Rico IRAs.

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $8,000 may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA's; (ii) $8,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions". If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you may move any portion of the value of your IRA (or SEPP-IRA) to another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one

FORM 8598

IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

PREMATURE DISTRIBUTIONS

At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled or the withdrawal meets the requirements of another exception contained in the Code, unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

DISTRIBUTION AT RETIREMENT

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.

INADEQUATE DISTRIBUTIONS -- 50% TAX

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

DEATH BENEFITS

If you, (or your surviving spouse) die before starting required minimum distributions or receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for

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the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun at the time of your death, the entire amount must be distributed over a period of time not exceeding your beneficiary's life expectancy. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE)

An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $10,000 in 2005. Employees age 50 and older may contribute an additional $2,500 in 2006 (increasing $500 to $2,500 in 2006). Distributions from a SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service.

FORM 8598

The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                     ILLUSTRATION OF IRA FUND ACCUMULATIONS

         $1,000         $1,000
         ANNUAL        ONE TIME
YEAR  CONTRIBUTION   CONTRIBUTION
----  ------------   ------------
1     $  1,020.00     $1,020.00
2     $  2,060.40     $1,040.40
3     $  3,121.61     $1,061.21
4     $  4,204.04     $1,082.43
5     $  5,308.12     $1,104.08
6     $  6,434.28     $1,126.16
7     $  7,582.97     $1,148.68
8     $  8,754.63     $1,171.65
9     $  9,949.72     $1,195.08
10    $ 11,168.71     $1,218.98
11    $ 12,412.09     $1,243.36
12    $ 13,680.33     $1,268.23
13    $ 14,973.94     $1,293.59
14    $ 16,293.42     $1,319.46
15    $ 17,639.28     $1,345.85
16    $ 19,012.07     $1,372.77
17    $ 20,412.31     $1,400.23
18    $ 21,840.56     $1,428.23
19    $ 23,297.37     $1,456.79
20    $ 24,783.32     $1,485.93
21    $ 26,298.98     $1,515.65
22    $ 27,844.96     $1,545.96
23    $ 29,421.86     $1,576.88
24    $ 31,030.30     $1,608.42
25    $ 32,670.91     $1,640.59
26    $ 34,344.32     $1,673.40
27    $ 36,051.21     $1,706.87
28    $ 37,792.23     $1,741.01
29    $ 39,568.08     $1,775.83
30    $ 41,379.44     $1,811.35
31    $ 43,227.03     $1,847.58
32    $ 45,111.57     $1,884.53
33    $ 47,033.80     $1,922.22
34    $ 48,994.48     $1,960.66
35    $ 50,994.37     $1,999.87

         $1,000         $1,000
         ANNUAL        ONE TIME
YEAR  CONTRIBUTION   CONTRIBUTION
----  ------------   ------------
36    $ 53,034.25     $2,039.87
37    $ 55,114.94     $2,080.67
38    $ 57,237.24     $2,122.28
39    $ 59,401.98     $2,164.73
40    $ 61,610.02     $2,208.02
41    $ 63,862.22     $2,252.18
42    $ 66,159.47     $2,297.22
43    $ 68,502.66     $2,343.16
44    $ 70,892.71     $2,390.02
45    $ 73,330.56     $2,437.82
46    $ 75,817.18     $2,486.58
47    $ 78,353.52     $2,536.31
48    $ 80,940.59     $2,587.04
49    $ 83,579.40     $2,638.78
50    $ 86,270.99     $2,691.56
51    $ 89,016.41     $2,745.39
52    $ 91,816.74     $2,800.30
53    $ 94,673.07     $2,856.31
54    $ 97,586.53     $2,913.44
55    $100,558.26     $2,971.71
56    $103,589.43     $3,031.14
57    $106,681.22     $3,091.76
58    $109,834.84     $3,153.60
59    $113,051.54     $3,216.67
60    $116,332.57     $3,281.00
61    $119,679.22     $3,346.62
62    $123,092.81     $3,413.55
63    $126,574.66     $3,481.82
64    $130,126.16     $3,551.46
65    $133,748.68     $3,622.49
66    $137,443.65     $3,694.94
67    $141,212.53     $3,768.84
68    $145,056.78     $3,844.22
69    $148,977.91     $3,921.10
70    $152,977.47     $3,999.52

Neither the values, nor any earnings on the values in this variable annuity policy are guaranteed. To the extent that amounts are invested in the Fixed Accumulation Account of the insurer, the principal is guaranteed as well as interest at the guaranteed rate contained in the policy. For purposes of this projection, an annual earnings rate of 2% has been assumed. Withdrawals from the policy will incur a surrender charge for 8 years after amounts are deposited into the policy as follows: Year 1- 9%, Year 2- 8%, Year 3- 7%, Year 4- 6%, Year 5- 5%, Year 6- 4%, Year 7- 2%, Year 8- 1%. See "Surrender Charge" in this prospectus for further information regarding application of the surrender charge.

FORM 8598

APPENDIX B

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
OHIO NATIONAL FUND
Money Market                                   1999             $10.00             $10.62              16,673
                                               2000              10.62              11.14             335,458
                                               2001              11.14              11.41           2,560,944
                                               2002              11.41              11.40           3,967,690
                                               2003              11.40              11.33           2,850,081
                                               2004              11.33              11.29           2,865,034
                                               2005              11.29              11.46           3,295,664
Equity                                         1999              10.00              10.80             103,023
                                               2000              10.80               9.95           2,676,002
                                               2001               9.95               8.98           4,944,037
                                               2002               8.98               7.20           5,186,993
                                               2003               7.20              10.24           6,964,372
                                               2004              10.24              11.36           8,022,590
                                               2005              11.36              11.89           7,489,248
Bond                                           2000              10.00              10.58             115,487
                                               2001              10.58              11.31             897,927
                                               2002              11.31              12.12           1,798,295
                                               2003              12.12              13.21           1,697,203
                                               2004              13.21              13.79           2,045,598
                                               2005              13.79              13.66           2,336,454
Onmi                                           2000              10.00               8.65             138,561
                                               2001               8.65               7.42             202,433
                                               2002               7.42               5.65             196,176
                                               2003               5.65               7.03             202,611
                                               2004               7.03               7.42             509,906
                                               2005               7.42               8.02             448,568
S&P 500(R) Index                               1999              10.00              13.80              19,198
                                               2000              13.80              12.30             330,940
                                               2001              12.30              10.51           1,463,282
                                               2002              10.51               8.02           1,486,199
                                               2003               8.02              10.11           1,741,329
                                               2004              10.11              11.00           1,900,670
                                               2005              11.00              11.33           1,774,333
International                                  1999              10.00              15.44               1,662
                                               2000              15.44              11.85              58,458
                                               2001              11.85               8.23             538,177
                                               2002               8.23               6.44             153,208
                                               2003               6.44               8.42             496,700
                                               2004               8.42               9.38           1,843,156
                                               2005               9.38              10.12           3,183,325
International Small Company                    2000              10.00              10.38              76,331
                                               2001              10.38               7.24              96,639
                                               2002               7.24               6.07             135,773
                                               2003               6.07               9.21             173,575
                                               2004               9.21              10.98             236,490
                                               2005              10.98              13.97             381,912

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
Capital Appreciation                           1999             $10.00             $10.33               3,443
                                               2000              10.33              13.39              54,030
                                               2001              13.39              14.49             572,224
                                               2002              14.49              11.41             853,498
                                               2003              11.41              14.80             872,974
                                               2004              14.80              16.42           1,102,890
                                               2005              16.42              17.05           1,576,423
Mid Cap Opportunity                            1999              10.00              14.87               2,199
                                               2000              14.87              13.45             546,889
                                               2001              13.45              11.54             461,170
                                               2002              11.54               8.47             376,288
                                               2003               8.47              12.22             387,378
                                               2004              12.22              13.68             498,288
                                               2005              13.68              14.84             444,679
Capital Growth                                 1999              10.00              30.94              15,448
                                               2000              30.94              22.58             270,986
                                               2001              22.58              19.01             361,869
                                               2002              19.01              10.86             337,868
                                               2003              10.86              15.01             328,439
                                               2004              15.01              17.72             315,048
                                               2005              17.72              17.93             282,513
High Income Bond                               1999              10.00               9.95               3,058
                                               2000               9.95               9.12              63,828
                                               2001               9.12               9.38             276,289
                                               2002               9.38               9.61             514,987
                                               2003               9.61              11.64             658,534
                                               2004              11.64              12.70             843,534
                                               2005              12.70              12.90             970,510
Blue Chip                                      2000              10.00              10.56              64,820
                                               2001              10.56               9.98             261,426
                                               2002               9.98               7.93             474,853
                                               2003               7.93               9.90             970,247
                                               2004               9.90              10.70           1,065,624
                                               2005              10.70              11.05           1,017,109
Millennium                                     2000              10.00               9.32             407,438
                                               2001               9.32               7.50             733,425
                                               2002               7.50               4.97             753,989
                                               2003               4.97               6.75             726,422
                                               2004               6.75               7.39             698,642
                                               2005               7.39               7.29             614,444
Aggressive Growth                              2000              10.00               7.58             213,185
                                               2001               7.58               5.09             257,022
                                               2002               5.09               3.62             279,017
                                               2003               3.62               4.70             239,688
                                               2004               4.70               5.05             214,747
                                               2005               5.05               5.64             168,971

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
Small Cap Growth                               2000             $10.00             $ 7.72              34,647
                                               2001               7.72               4.61             108,841
                                               2002               4.61               3.22             124,440
                                               2003               3.22               4.62             173,566
                                               2004               4.62               5.05             195,801
                                               2005               5.05               5.33             194,351
Nasdaq-100(R) Index                            2000              10.00               6.03             270,986
                                               2001               6.03               4.01             514,531
                                               2002               4.01               2.48             673,042
                                               2003               2.48               3.61             820,115
                                               2004               3.61               3.92             773,192
                                               2005               3.92               3.92           1,186,324
Bristol                                        2002              10.00               7.83               5,313
                                               2003               7.83              10.22              31,261
                                               2004              10.22              10.95              44,385
                                               2005              10.95              12.10             397,514
Bryton Growth                                  2002              10.00               6.82               6,525
                                               2003               6.82               9.12              45,266
                                               2004               9.12               9.66              76,016
                                               2005               9.66               9.94             199,913
Balanced                                       2004              10.00              11.23              53,809
                                               2005              11.23              11.46             100,685
U.S. Equity                                    2004              10.00              11.60              59,312
                                               2005              11.60              12.44             165,953
Covered Call                                   2004              10.00              10.65              63,366
                                               2005              10.65              10.82              73,699
Target VIP                                     2005              10.00              10.12               7,135
Target Equity/Income                           2005              10.00              10.11               6,746
DOW TARGET VARIABLE FUND LLC
Dow Target 10 Portfolios
First Quarter                                  2001              10.00               9.71                 733
                                               2002               9.71               8.54               2,225
                                               2003               8.54              10.55              27,667
                                               2004              10.55              10.74              39,970
                                               2005              10.74               9.94              35,345
Second Quarter                                 2000              10.00              10.28                 510
                                               2001              10.28               9.92               1,239
                                               2002               9.92               9.14               3,466
                                               2003               9.14              11.58              79,238
                                               2004              11.58              11.64              65,873
                                               2005              11.64              11.18              75,262
Third Quarter                                  2000              10.00               9.10                  34
                                               2001               9.10               8.67               9,709
                                               2002               8.67               7.83              16,111
                                               2003               7.83               9.61              56,680
                                               2004               9.61               9.79              46,071
                                               2005               9.79               9.13              42,047

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
Fourth Quarter                                 2000             $10.00             $ 9.38                 347
                                               2001               9.38               9.64               3,228
                                               2002               9.64               8.97              10,433
                                               2003               8.97              10.95              47,113
                                               2004              10.95              10.93              41,599
                                               2005              10.93              10.29              41,856
DOW TARGET 5 PORTFOLIOS
First Quarter                                  2000              10.00              11.61               6,015
                                               2001              11.61              10.64               6,131
                                               2002              10.64               9.17               5,681
                                               2003               9.17              10.82              17,444
                                               2004              10.82              11.81              19,583
                                               2005              11.81              11.39              26,736
Second Quarter                                 2000              10.00              12.32               3,414
                                               2001              12.32              10.86               3,792
                                               2002              10.86               9.69               4,701
                                               2003               9.69              11.78              18,430
                                               2004              11.78              12.89              18,053
                                               2005              12.89              12.32              23,649
Third Quarter                                  2000              10.00              11.74                 497
                                               2001              11.74              10.97               7,339
                                               2002              10.97               9.65               1,058
                                               2003               9.65              10.93              16,583
                                               2004              10.93              11.63              17,189
                                               2005              11.63               9.27              17,912
Fourth Quarter                                 2000              10.00               9.14                  14
                                               2001               9.14               9.30               3,306
                                               2002               9.30               8.64               1,257
                                               2003               8.64              10.18              20,189
                                               2004              10.18              10.70              21,508
                                               2005              10.70               9.23              18,941
DREYFUS VARIABLE INSURANCE FUND
Appreciation                                   2003              10.00              11.69              57,055
                                               2004              11.69              12.08             111,546
                                               2005              12.08              12.41             144,433
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income                2000              10.00               8.65              75,055
                                               2001               8.65               7.73             235,382
                                               2002               7.73               6.76             295,724
                                               2003               6.76               8.29             365,089
                                               2004               8.29               9.71             723,459
                                               2005               9.71               9.95           1,431,110

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
Goldman Sachs Structured U.S. Equity           1999             $10.00             $12.49               7,270
                                               2000              12.49              11.13              49,745
                                               2001              11.13               9.66             231,011
                                               2002               9.66               7.44             210,179
                                               2003               7.44               9.51             317,336
                                               2004               9.51              10.77             420,443
                                               2005              10.77              11.32             808,383
Goldman Sachs Capital Growth                   1999              10.00              14.03                  37
                                               2000              14.03              12.73              62,243
                                               2001              12.73              10.74             142,219
                                               2002              10.74               8.02             173,153
                                               2003               8.02               9.78             195,821
                                               2004               9.78              10.52             386,602
                                               2005              10.52              10.68             352,790
JANUS ASPEN SERIES (INSTITUTIONAL SHARES)
Large Cap Growth                               1999              10.00              16.41              37,224
                                               2000              16.41              13.83             425,289
                                               2001              13.83              10.26             329,196
                                               2002              10.26               7.44             221,111
                                               2003               7.44               9.66             169,713
                                               2004               9.66               9.96             111,717
                                               2005               9.96              10.25              84,386
International Growth                           1999              10.00              17.75              16,246
                                               2000              17.75              14.71             129,827
                                               2001              14.71              11.14             108,231
                                               2002              11.14               8.17              79,167
                                               2003               8.17              10.88              70,019
                                               2004              10.88              12.76              58,820
                                               2005              12.76              16.64              67,094
Worldwide Growth                               1999              10.00              17.04               6,228
                                               2000              17.04              14.17             258,571
                                               2001              14.17              10.84             225,665
                                               2002              10.84               7.96             168,250
                                               2003               7.96               9.74             117,798
                                               2004               9.74              10.06             104,791
                                               2005              10.06              10.50              69,151
Balanced                                       1999              10.00              14.53               6,426
                                               2000              14.53              14.01             281,520
                                               2001              14.01              13.17             267,010
                                               2002              13.17              12.15             176,260
                                               2003              12.15              13.67             133,989
                                               2004              13.67              14.63             100,225
                                               2005              14.63              15.57              78,788

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
JANUS ASPEN SERIES (SERVICE SHARES)
Large Cap Growth                               2000             $10.00             $ 8.08           1,415,453
                                               2001               8.08               5.98           2,442,837
                                               2002               5.98               4.32           2,052,917
                                               2003               4.32               5.60           1,738,954
                                               2004               5.60               5.76           1,484,119
                                               2005               5.76               5.91           1,270,210
International Growth                           2000              10.00               7.88             502,604
                                               2001               7.88               5.98             982,000
                                               2002               5.98               4.36           2,998,591
                                               2003               4.36               5.78             618,597
                                               2004               5.78               6.76             789,810
                                               2005               6.76               8.80           1,114,171
Worldwide Growth                               2000              10.00               7.98           1,220,514
                                               2001               7.98               6.09           2,395,604
                                               2002               6.09               4.46           3,982,164
                                               2003               4.46               5.44           1,393,690
                                               2004               5.44               5.61           1,225,751
                                               2005               5.61               5.84           1,055,526
Balanced                                       2000              10.00               9.72             994,302
                                               2001               9.72               9.12           2,354,358
                                               2002               9.12               8.40           2,937,078
                                               2003               8.40               9.41           2,526,974
                                               2004               9.41              10.05           2,093,026
                                               2005              10.05              10.67           1,926,248
J.P. MORGAN SERIES TRUST II
JPMorgan Small Company                         1999              10.00              11.87               1,352
                                               2000              11.87              10.38              33,508
                                               2001              10.38               9.41             132,426
                                               2002               9.41               7.27             206,205
                                               2003               7.27               9.75             235,409
                                               2004               9.75              12.23             418,229
                                               2005              12.23              12.47             388,876
JPMorgan Mid Cap Value                         2001              10.00              10.96               4,270
                                               2002              10.96              10.89             126,635
                                               2003              10.89              13.92             295,312
                                               2004              13.92              16.62             652,219
                                               2005              16.62              17.90           1,063,060
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap                    2000              10.00              11.09              11,770
                                               2001              11.09              12.97             195,238
                                               2002              12.97              10.53             463,842
                                               2003              10.53              14.25             589,418
                                               2004              14.25              16.15             723,166
                                               2005              16.15              16.56             669,899

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
Lazard Retirement Emerging Markets             2000             $10.00             $ 8.14              22,177
                                               2001               8.14               7.62              12,782
                                               2002               7.62               7.41             214,181
                                               2003               7.41              11.17             198,677
                                               2004              11.17              14.38             184,797
                                               2005              14.38              19.97             499,600
Lazard Retirement Equity                       2005              10.00              10.59               6,323
Lazard Retirement International Equity         2005              10.00              11.42              10,912
UBS SERIES TRUST
U.S. Allocation                                1999              10.00              10.47               2,261
                                               2000              10.47              10.10             115,408
                                               2001              10.10               8.71             416,163
                                               2002               8.71               6.62             419,260
                                               2003               6.62               8.32             396,099
                                               2004               8.32               9.05             362,102
                                               2005               9.05               9.52             301,996
MFS VARIABLE INSURANCE TRUST (SERVICE
  SHARES)
MFS Investors Growth Stock                     2001              10.00              10.71               2,756
                                               2002              10.71               7.63              23,728
                                               2003               7.63               9.23              92,928
                                               2004               9.23               9.92             147,730
                                               2005               9.92              10.19             193,837
MFS Mid Cap Growth                             2001              10.00              11.10               4,291
                                               2002              11.10               6.19              27,359
                                               2003               6.19               8.34              69,757
                                               2004               8.34               9.41             119,645
                                               2005               9.41               9.54              98,195
MFS New Discovery                              2001              10.00              11.55               1,610
                                               2002              11.55               7.77              17,239
                                               2003               7.77              10.22              43,538
                                               2004              10.22              10.70              54,972
                                               2005              10.70              11.09              58,523
MFS Total Return                               2001              10.00              10.25              15,070
                                               2002              10.25               9.57             466,512
                                               2003               9.57              10.95           1,010,353
                                               2004              10.95              11.99           1,424,045
                                               2005              11.99              12.13           1,389,861
VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS
  (CLASS I)
Core Plus Fixed Income                         1999              10.44              10.14                 976
                                               2000              10.14              11.11               3,582
                                               2001              11.11              11.97               3,512
                                               2002              11.97              12.67               3,142
                                               2003              12.67              13.08              50,161
                                               2004              13.08              13.46              52,236
                                               2005              13.46              13.83              60,855

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
Value                                          2000             $ 8.59             $10.50               6,941
                                               2001              10.50              10.59              15,876
                                               2002              10.59               8.13              14,377
                                               2003               8.13              10.75              10,177
                                               2004              10.75              12.49               9,929
                                               2005              12.49              12.88               9,122
U.S. Real Estate                               2000               8.69              11.08               3,126
                                               2001              11.08              12.00               3,123
                                               2002              12.00              11.74           1,277,332
                                               2003              11.74              15.92              64,769
                                               2004              15.92              21.41             186,966
                                               2005              21.41              24.72             232,734
Emerging Market Debt                           2000               8.57               9.42                 761
                                               2001               9.42              10.23               2,379
                                               2002              10.23              11.01               2,122
                                               2003              11.01              13.89               1,426
                                               2004              13.89              15.08               1,317
                                               2005              15.08              16.70               1,308
VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS
  (CLASS II)
Core Plus Fixed Income                         2003              10.00              11.51              64,107
                                               2004              11.51              11.81              71,567
                                               2005              11.81              12.11             132,078
U.S. Real Estate                               2003              10.00              12.78              41,013
                                               2004              12.78              17.14             249,859
                                               2005              17.14              19.74             490,378
OLD MUTUAL INSURANCE SERIES FUND (FORMERLY
  PBHG INSURANCE SERIES FUND)
Technology & Communications                    2000              10.00               5.33             215,666
                                               2001               5.33               2.51             701,061
                                               2002               2.51               1.14             647,284
                                               2003               1.14               1.63             679,249
                                               2004               1.63               1.71             624,692
                                               2005               1.71               1.86             567,341
PIMCO VARIABLE INSURANCE TRUST
  (ADMINISTRATIVE SHARES)
Real Return                                    2002              10.00              10.66             338,497
                                               2003              10.66              11.45             762,023
                                               2004              11.45              12.29           1,657,418
                                               2005              12.29              12.38           2,768,850
Total Return                                   2002              10.00              10.42             297,287
                                               2003              10.42              10.79             997,250
                                               2004              10.79              11.16           1,196,240
                                               2005              11.16              11.28           1,413,795
Global Bond                                    2002              10.00              10.68              17,584
                                               2003              10.68              12.05             140,630
                                               2004              12.05              13.15             218,689
                                               2005              13.15              12.11             327,971

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
PRUDENTIAL SERIES FUND
Jennison                                       2000             $10.00             $ 8.57             113,643
                                               2001               8.57               6.88             308,693
                                               2002               6.88               4.67             353,812
                                               2003               4.67               5.97             317,143
                                               2004               5.97               6.43             343,789
                                               2005               6.43               7.23             319,469
Jennison 20/20 Focus                           2000              10.00               9.72               9,244
                                               2001               9.72               9.46              26,650
                                               2002               9.46               7.22              54,142
                                               2003               7.22               9.18             217,921
                                               2004               9.18              10.44             366,339
                                               2005              10.44              12.49             374,772
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
  INC. (FORMERLY SALOMON BROTHERS VARIABLE
  SERIES FUNDS, INC.)
All Cap                                        2000              10.00              14.98              27,796
                                               2001              14.98              15.05             175,876
                                               2002              15.05              11.12             250,504
                                               2003              11.12              15.25             268,577
                                               2004              15.25              16.29             251,883
                                               2005              16.29              16.72             219,832
Total Return                                   2000              10.00              10.58               7,831
                                               2001              10.58              10.35             143,967
                                               2002              10.35               9.51             218,416
                                               2003               9.51              10.87             253,603
                                               2004              10.87              11.66             245,292
                                               2005              11.66              11.88             221,490
Investors                                      1999              10.00              11.16                 596
                                               2000              11.16              12.68              14,718
                                               2001              12.68              11.98              88,848
                                               2002              11.98               9.09             106,559
                                               2003               9.09              11.87             125,056
                                               2004              11.87              12.92             147,871
                                               2005              12.92              13.57             121,680

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
  (FORMERLY STRONG VARIABLE INSURANCE
  FUNDS)
Strong Mid Cap Growth II                       1999             $10.00             $21.58               9,305
                                               2000              21.58              18.13             594,176
                                               2001              18.13              12.38             763,291
                                               2002              12.38               7.62             626,229
                                               2003               7.62              10.09             590,657
                                               2004              10.09              11.85             484,841
                                               2005              11.85              12.81             412,846
Strong Opportunity II                          2000              10.00              13.35             192,484
                                               2001              13.35              12.67             534,528
                                               2002              12.67               9.15             596,327
                                               2003               9.15              12.36             554,398
                                               2004              12.36              14.41             513,308
                                               2005              14.41              15.33             435,281
Strong Multi Cap Value II                      2000              10.00               9.57              14,931
                                               2001               9.57               9.82              63,207
                                               2002               9.82               7.44              52,316
                                               2003               7.44              10.16              42,308
                                               2004              10.16              11.70              38,234
                                               2005              11.70              13.44              39,288
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
  (SERVICE CLASS 2)
VIP ContraFund(R)                              2000              10.00               9.23             179,099
                                               2001               9.23               7.96             529,099
                                               2002               7.96               7.10             888,668
                                               2003               7.10               8.97           1,194,522
                                               2004               8.97              10.19           1,621,864
                                               2005              10.19              11.72           2,364,951
VIP MidCap                                     2000              10.00              11.15             273,279
                                               2001              11.15              10.61             818,683
                                               2002              10.61               9.41             982,822
                                               2003               9.41              12.83           1,151,800
                                               2004              12.83              15.77           1,516,757
                                               2005              15.77              18.36           1,815,549
VIP Equity-Income                              2004              10.81              11.86             369,540
                                               2005              11.86              12.34             579,698
VIP Growth                                     2000              10.00               8.45           1,076,275
                                               2001               8.45               6.85           1,355,448
                                               2002               6.85               4.71           1,208,959
                                               2003               4.71               6.15           1,241,472
                                               2004               6.15               6.26           1,375,206
                                               2005               6.26               6.51           1,255,453

FORM 8598

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                            DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                            -----------    -----------------    -------------    ---------------
ALLIANCE VARIABLE PRODUCTS SERIES
Growth & Income                                2001             $10.00             $ 9.73             116,164
                                               2002               9.73               7.46              76,208
                                               2003               7.46               9.72              44,288
                                               2004               9.72              10.67              48,168
                                               2005              10.67              11.00              44,739
Small Cap Growth                               2001              10.00              11.52               6,064
                                               2002              11.52               7.72               2,407
                                               2003               7.72              11.32               2,116
                                               2004              11.32              12.77               1,735
                                               2005              12.77              13.20               1,365
Global Bond                                    2001              10.00               9.29              19,926
                                               2002               9.29              10.68              17,308
                                               2003              10.68              11.91              13,998
                                               2004              11.91              12.84              12,022
                                               2005              12.84              11.67              14,360
ROYCE CAPITAL FUND
Small Cap                                      2003              10.00              13.96             191,582
                                               2004              13.96              17.20             509,022
                                               2005              17.20              18.41             764,812
Micro-Cap                                      2003              10.00              14.68             106,280
                                               2004              14.68              16.48             378,186
                                               2005              16.48              18.14             426,126
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST (CLASS 2 SHARES)
Franklin Income Securities Fund                2005              10.00              10.36             382,542
Franklin Flex Cap Securities Fund              2005              10.00              11.14              34,779
Templeton Foreign Securities Fund              2005              10.00              11.18             122,777

FORM 8598

                  STATEMENT OF ADDITIONAL INFORMATION CONTENTS

Custodian
Independent Registered Public Accounting Firm
Underwriter
Calculation of Money Market Yield
Total Return
Loans under Tax-sheltered Annuities
Financial Statements

FORM 8598